

                                          STATEMENT OF ADDITIONAL INFORMATION

 This Statement of Additional Information is dated May 1, 2002, revised September 24, 2002 and March 7, 2003.


SAFECO COMMON STOCK TRUST:                                    SAFECO TAXABLE BOND TRUST:

       SAFECO GROWTH OPPORTUNITIES FUND                            SAFECO HIGH-YIELD BOND FUND
       SAFECO EQUITY FUND                                          SAFECO INTERMEDIATE-TERM U.S.
       SAFECO DIVIDEND INCOME FUND                                 TREASURY FUND
       SAFECO NORTHWEST FUND                                       SAFECO U.S. GOVERNMENT FUND
       SAFECO INTERNATIONAL STOCK FUND
       SAFECO BALANCED FUND                                   SAFECO TAX-EXEMPT BOND TRUST:
       SAFECO SMALL COMPANY VALUE FUND
       SAFECO SMALL COMPANY GROWTH FUND                            SAFECO CALIFORNIA TAX-FREE INCOME FUND
       SAFECO U.S.VALUE FUND                                       SAFECO MUNICIPAL BOND FUND
       SAFECO U.S. GROWTH FUND                                     SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND

SAFECO MANAGED BOND TRUST:                                    SAFECO MONEY MARKET TRUST:

       SAFECO MANAGED BOND FUND                                    SAFECO MONEY MARKET FUND
                                                                   SAFECO TAX-FREE MONEY MARKET FUND



This Statement of Additional Information (SAI) is not itself a prospectus. It should be read in conjunction with the Advisor Classes A, B and C prospectuses dated May 1, 2002 as supplemented December 16, 2002, February 12, 2003, and
February 20, 2003 and the prospectus dated March 7, 2003; and/or the Investor
Class prospectus dated May 1, 2002 as supplemented May 1, 2002, February 12,
2003, and February 20, 2003; and/or the Institutional Class prospectus dated
March 7, 2003, as appropriate for each Fund listed above (collectively, the "Funds"). Portions of the Funds' Annual Reports are incorporated by reference into this SAI. To receive a copy of a Fund's prospectus or Annual report to shareholders, write to: SAFECO Mutual Funds, P.O. Box 34890, Seattle, Washington
98124-1890, or call:


      Nationwide                                       Deaf and Hard of Hearing TDD/TTY Service
      Advisor Class A, Class B and Class C Shares:     All Shares:
      1-800-528-6501                                   1-800-438-8718
      Investor and Institutional Class Shares:
      1-800-624-5711

The most current prospectuses to which this SAI relates are dated May 1, 2002 as supplemented December 16, 2002, February 12, 2003, and February 20, 2003 and dated March 7, 2003 for the Advisor Classes prospectuses; dated May 1, 2002 as supplemented May 1, 2002, February 12, 2003, and February 20, 2003 for the
Investor Class prospectus; and dated March 7, 2003 for the Institutional Class prospectus.





TABLE OF CONTENTS

                                                                                                 PAGE
GENERAL INFORMATION .............................................................................3
CHARACTERISTICS OF THE TRUSTS' SHARES............................................................3
OVERVIEW OF INVESTMENT POLICIES..................................................................5
I. Fundamental Investment Policies ..............................................................6
II. Non-Fundamental Investment Policies .........................................................8
ADDITIONAL INVESTMENT INFORMATION ...............................................................13
SPECIAL INVESTMENT RISKS.........................................................................40
         BELOW INVESTMENT GRADE BONDS............................................................40
         FOREIGN SECURITIES......................................................................41
         CURRENCY EXCHANGE RATES.................................................................42
         HEDGING TRANSACTIONS....................................................................42
         GEOGRAPHIC AND ISSUER SIZE LIMITATIONS..................................................43
LENDING OF PORTFOLIO SECURITIES..................................................................48
REDEMPTION IN KIND ..............................................................................49
SALES CHARGE WAIVERS ............................................................................49
CONVERSION OF CLASS B SHARES.....................................................................51
INFORMATION ON CALCULATION OF NET ASSET
        VALUE PER SHARE .........................................................................51
PERFORMANCE INFORMATION .........................................................................53
INFORMATION ON DIVIDENDS FOR THE
        MONEY MARKET FUNDS.......................................................................67
MANAGEMENT OF THE FUNDS..........................................................................67
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF
        CERTAIN FUNDS ...........................................................................74
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................79
BROKERAGE PRACTICES..............................................................................98
TAX INFORMATION..................................................................................99
RETIREMENT PLANS.................................................................................106
FINANCIAL STATEMENTS.............................................................................107
DESCRIPTION OF RATINGS...........................................................................107


GENERAL INFORMATION


Each of the SAFECO Common Stock Trust (the "Common Stock Trust"), the SAFECO Managed Bond Trust (the "Managed Bond Trust"), the SAFECO Taxable Bond Trust (the "Taxable Bond Trust"), the SAFECO Tax-Exempt Bond Trust (the "Tax-Exempt Bond Trust"), and the SAFECO Money Market Trust (the "Money Market Trust") was established as a Delaware business trust under a Declaration of Trust dated May 13, 1993. All are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

The Common Stock Trust offers its shares through ten diversified series funds: the SAFECO Growth Opportunities Fund ("Growth Opportunities Fund"), formerly known as the SAFECO Growth Fund, SAFECO Equity Fund ("Equity Fund"), SAFECO Dividend Income Fund ("Dividend Income Fund"), formerly known as the SAFECO Income Fund, SAFECO Northwest Fund ("Northwest Fund"), SAFECO International Stock Fund ("International Fund"), SAFECO Balanced Fund ("Balanced Fund"), SAFECO Small Company Value Fund ("Small Company Value Fund"), formerly known as the SAFECO Small Company Stock Fund, SAFECO Small Company Growth Fund ("Small Company Growth Fund"), SAFECO U.S. Value Fund ("U.S. Value Fund"), and the SAFECO U.S. Growth Fund ("U.S. Growth Fund").

The Managed Bond Trust offers its shares through a single diversified series fund: the SAFECO Managed Bond Fund ("Managed Bond Fund").

The Taxable Bond Trust offers its shares through three diversified series funds: the SAFECO High-Yield Bond Fund ("High-Yield Fund"), the SAFECO
Intermediate-Term U.S. Treasury Fund ("Intermediate-Term U.S. Treasury Fund"), and the SAFECO U.S. Government Fund ("U.S. Government Fund"), formerly the GNMA Fund.

The Tax-Exempt Bond Trust offers its shares through three diversified series funds: the SAFECO California Tax-Free Income Fund ("California Tax-Free Income Fund"), SAFECO Municipal Bond Fund ("Municipal Bond Fund"), and the SAFECO Intermediate-Term Municipal Bond Fund ("Intermediate-Term Municipal Bond Fund") (collectively, the "Tax-Exempt Bond Funds").

The Money Market Trust offers its shares through two diversified series funds: the SAFECO Money Market Fund ("Money Market Fund"), and the SAFECO Tax-Free Money Market Fund ("Tax-Free Money Market Fund") (collectively, the "Money Market Funds").

CHARACTERISTICS OF THE TRUSTS' SHARES

The Tax-Free Money Market Fund offers only Investor Class shares, formerly called "No-Load" Class shares. All of the other Funds offer multiple classes of shares. In general, Investor Class shares and Institutional Class shares are not subject to any front-end or contingent deferred sales charges or Rule 12b-1 fees. Advisor Class A shares are sold subject to a front-end charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within six years of their purchase and pay a higher Rule 12b-1 fee than Advisor Class A shares. Class B shares held for six years automatically convert to Advisor Class A shares. Class C shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within 12 months after their purchase, and pay a higher Rule 12b-1 fee than Advisor Class A shares. Unlike Class B shares, Class C shares will not convert to any other share class.

Restrictions on Retaining or Disposing of Shares
There are no restrictions on the right of shareholders to retain or dispose of the Trusts' shares, except in the event that a Trust or any of its Funds is terminated in the future as a result of merger, reorganization or liquidation and distribution of assets.

Shareholder Obligations and Liabilities
Under Delaware law, the shareholders of the Trusts will not be personally liable for the obligations of a Trust or any Fund of the Trust. A shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument for each Trust requires that every written obligation of the Trust or a Fund of the Trust contain a statement that such obligation may only be enforced against the assets of the Trust or the Fund of the Trust and generally provides for indemnification out of the Trust's or the Fund's property of any shareholder nevertheless held personally liable for the Trust's or a Fund's obligations, respectively.

Dividend Rights
Shareholders of a Fund are entitled to receive any dividends or other distributions declared for that Fund. With respect to distributions, no shares have priority or preference over any other shares of the same Fund. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

Voting Rights
Shareholders are entitled to vote on any matter that (i) concerns an amendment to the Trust Instrument of any of the Trusts that would affect the voting rights of shareholders, (ii) requires a shareholder vote under the Investment Company Act of 1940 (the "1940 Act") or any other applicable law, (iii) is submitted to them by the Trustees in their discretion. The 1940 Act requires a shareholder vote in certain circumstances, including to elect Trustees if the number of Trustees that have been elected by shareholders falls below a majority, to make a material change to a Trust's investment advisory agreement, and to change any fundamental policy of a Trust. On any matter submitted to a vote of shareholders, all shares of the Funds of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a Fund. Similarly, all shares of the Fund then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Class except for matters concerning only a Class. The holders of each share of a Fund of a Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund of any of the Trusts may not bear the same economic relationship to the Trust as shares of another Fund of the same Trust. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

The participants in qualified plans have no pass-through voting rights. The trustees of such plans, or, in certain cases, a named fiduciary or an investment manager, will vote the shares held by the qualified plans.

Liquidation Rights
In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable Fund of the applicable Trust.

Preemptive Rights
Shareholders have no preemptive rights.

Conversion Rights
Shareholders have no conversion rights.

Redemption Provisions
The provisions for redemption by shareholders are set forth in the current prospectuses relating to the applicable Fund and share class and elsewhere in this SAI.

Sinking Fund Provisions The Trusts have no sinking fund provisions.

Calls or Assessments
The shares are fully paid and non-assessable.


OVERVIEW OF INVESTMENT POLICIES

The investment policies of the Funds are described in the Prospectuses and this SAI. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (e.g., common stock, U.S. government securities or bonds) the Funds may purchase are disclosed in the Prospectuses and this SAI. The Funds currently have no intention to purchase securities in material amounts that the following policies permit, but which are not currently described in the Funds' Prospectus or this SAI. When satisfying investment policy percentage requirements, a Fund's "assets" or "net assets" means net assets plus any borrowings for investment purposes. If an investment policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit and liquidity policies.)

With respect to the investment restrictions of the Tax-Exempt Bond Funds and the Tax-Free Money Market Fund, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security generally is deemed to be its issuer for purposes of such Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification.

Each Fund's fundamental investment policies can be changed only with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act. For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. The Boards of Trustees may change non-fundamental policies without shareholder approval, however, Funds bearing names that reflect an emphasis in specific types of investments will provide 60 days notice to shareholders before changing the Fund's investment emphasis, i.e. Equity Fund, Dividend Income Fund, Northwest Fund, International Stock Fund, Small Company Value Fund, Small Company Growth Fund, U.S. Value Fund, U.S. Growth Fund, High Yield Bond Fund, Intermediate Term U.S. Treasury Fund, U.S. Government Fund, Managed Bond Fund,California Tax-Free Income Fund, Municipal Bond Fund, and Intermediate-Term Municipal Bond Fund, will provide 60 days notice to shareholders before changing the Fund's investment emphasis. Fundamental investment policies cannot be changed without shareholder approval.





I. FUNDAMENTAL INVESTMENT POLICIES

The six fundamental investment policies listed below apply to all of the Funds:

1. The Funds may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.(1)

2. The Funds may not underwrite the securities of other issuers except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

3. The Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. The Funds may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.
------------

1 With respect to Fund borrowing in Fundamental Policy 1. above, such borrowing is limited to the extent that immediately following any such borrowing the Fund maintains asset coverage of at least 300% of the total of all outstanding borrowings, except that if such asset coverage falls below 300%, the Fund will within three business days, or longer if the SEC allows, reduce the amount of its borrowings accordingly.

5. The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors and investing in loans, including assignments and participation interests.

6. The Funds will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Funds would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.


The fundamental policy below applies to all Funds except the Money Market Funds:

         The Funds will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Funds from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The fundamental policy below applies only to the Money Market Fund:

         The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the Tax-Free Money Market Fund:

         The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the Intermediate-Term Municipal Bond Fund, Municipal Bond Fund, California Tax-Free Income Fund and Tax-Free Money Market Fund:

         During normal market conditions, the Funds will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.

II. NON-FUNDAMENTAL INVESTMENT POLICIES


In addition to the policies described in the Funds' Prospectuses, the following six non-fundamental policies have been adopted by all Funds covered by this SAI except as noted:

1. Foreign Currency Exchange: [All Funds except International Fund] The Funds will not buy or sell foreign currency, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

2. Foreign Securities: [All Funds except International Fund] The Funds may invest up to 20% of its assets in foreign securities which are listed on a national exchange, including investments in American Depository Receipts.

3. Temporary Investments: The Funds may purchase as temporary investments for its cash: commercial paper; certificates of deposit; shares of no-load, open-end money market funds; repurchase agreements (subject to restrictions on the Fund's investment in illiquid securities), and other short-term investments.

4. Illiquid Securities: If immediately after and as a result of such action the value of the following securities, in the aggregate, would exceed 15% of the Fund's net assets [10% in the case of the Money Market Funds], the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter (OTC) options or hold assets set aside to cover OTC options written by the Funds, (iv) enter into repurchase agreements maturing in more than seven days, or (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the Nasdaq Stock Market.

5. Purchasing Securities on Margin: The Funds will not purchase securities on margin. However, the Funds may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

6. Leverage: The Funds may borrow money (i) from banks, (ii) from SAFECO Corporation or its affiliated companies (for extraordinary or emergency purposes only), or (iii) by engaging in reverse repurchase agreements. Aggregate total borrowings from SAFECO Corporation or its affiliated companies by each Fund is limited to no more than 5% of total assets immediately following the loan. The Funds will not commit to additional securities purchases if outstanding borrowings from affiliates are equal to 5% or more of total assets


In addition to the common non-fundamental policies described above, the following non-fundamental policies, under normal circumstances, apply to each of the Funds of the named Trust as noted:

SAFECO Common Stock Trust

Convertible Securities: [Growth Opportunities Fund, Equity Fund, Small Company Value Fund, Small Company Growth Fund, and U.S. Growth Fund only] The Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

Equity and Equity-Related Securities: Effective July 31, 2002, the Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities; the Dividend Income Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities having a history of dividend payments; the Northwest Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies whose business is located in, focused on, or significantly affects the states of Alaska, Idaho, Montana, Oregon, or Washington or the Canadian province of British Columbia; the International Fund will invest at least 80% of its net assets in stock (plus any borrowings for investment purposes) and at least 65% of its total assets in securities issued by companies domiciled in countries other than the United States; the Small Company Value Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies with total market capitalization at the time of investment of less than $1.5 billion; the Small Company Growth Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies whose market capitalization at the time of investment is within the range of market capitalizations of companies included in the Russell 2000 Growth Index; the U.S. Value Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks issued by U.S. companies; and the U.S. Growth Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies domiciled in the United States.

Forward Contracts, Options, Futures Contracts and Options on futures: [All Funds except Growth Opportunities Fund, Equity Fund, Balanced Fund, Small Company Value Fund, Small Company Growth Fund, and U.S. Growth Fund]: The Fund will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 20% of the Fund's net assets.

[Growth Opportunities Fund, Equity Fund, Balanced Fund, Small Company Value Fund, Small Company Growth Fund, and U.S. Growth Fund only]: The Fund will not write a put or call option if, as a result there of, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets.

[All Funds]: The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of the Fund's net assets.

[All Funds]: The Fund will not enter into any futures contract or option on futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

SAFECO Managed Bond Trust

Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Fund may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Bonds: Effective July 31, 2002, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds.

SAFECO Taxable Bond Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

High-Yield, Debt Securities: Effective July 31, 2002, the High-Yield Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, debt securities.

U.S. Treasury Securities: Effective July 31, 2002, the Intermediate-Term U.S. Treasury Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury securities, and will maintain an average dollar-weighted maturity of between three and ten years.

U.S. Government Securities: Effective July 31, 2002, the U.S. Government Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities.

SAFECO Tax-Exempt Bond Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Funds will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Funds's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Short-Term Tax-Exempt Obligations: The Funds may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization (NRSRO); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

U.S. Government Obligations: The Funds may invest in obligations of the U.S. government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

Municipal Notes: The Funds may invest in municipal notes, including tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

Single State Concentration: [All Tax-Exempt Bond Funds except the California Tax-Free Income Fund] The Funds will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

Municipal Bonds: Effective July 31, 2002, the Municipal Bond Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and the Intermediate-Term Municipal Bond Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds, and will maintain an average dollar-weighted maturity of between three and ten years.

SAFECO Money Market Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Funds will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Single State Concentration: The Funds will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

Short-Term Tax-Exempt Obligations: [Tax-Free Money Market Fund ONLY] The Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization (NRSRO); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

Single Issuer Concentration: The Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations (NRSROs); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by SAFECO Asset Management Company (SAM), to be of comparable quality.



ADDITIONAL INVESTMENT INFORMATION

STOCK FUNDS

The Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Fund, Balanced Fund, Small Company Value Fund, Small Company Growth Fund, U.S. Value Fund, and U.S. Growth Fund, (the "Stock Funds") may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Common Stocks and Preferred Stocks. Common stocks represent equity interest in a corporation. Although common stocks in general have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

2. Bonds and Other Debt Securities. The Funds may invest in bonds and other debt securities that are rated investment grade, or unrated bonds determined by SAFECO Asset Management Company (SAM) to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P and Fitch) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     Bonds and debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

3. Convertible Securities. Convertible bonds and convertible preferred stock may be exchanged for a stated number of shares of the issuer's common stock at a certain price known as the conversion price. The conversion price is usually  greater  than  the  price  of the  common  stock  at the  time the convertible security is purchased. Generally, the interest rate of convertible bonds and the yield of convertible preferred stock will be lower than the issuer's non-convertible securities. Also, the value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates. However, convertible securities may show less volatility in value than the issuer's non-convertible securities. A risk associated with convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained.

4. Warrants. A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period. Warrants may be purchased and sold separately or attached to stocks or bonds as part of a unit offering. The term of a warrant may run from two to five years and in some cases the term may be longer. The exercise price carried by the warrant is usually well above the prevailing market price of the underlying common stock at the time the warrant is issued. The holder of a warrant has no voting rights and receives no dividends. Warrants are freely transferable and may trade on the major national exchanges. Warrants may be speculative. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Fund could lose all of its principal investment in the warrant.

     A Fund will invest in a warrant only if the Fund has the authority to hold the underlying common stock. Additionally, if a warrant is part of a unit offering, a Fund will purchase the warrant only if it is attached to a security in which the Fund has authority to invest. In all cases, a Fund will purchase warrants only after SAM or the sub-advisor determine that the exercise price for the underlying common stock is likely to be achieved within the required time-frame and for which an actively traded market exists. SAM will make this determination by analyzing the issuer's financial health, quality of management and any other factors deemed to be relevant.

5. Restricted Securities and Rule 144A Securities. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. Investing in restricted securities may increase the Fund's illiquidity to the extent that qualified institutional buyers or other buyers become unwilling, for a time, to purchase the securities. As a result, the Fund may not be able to sell these securities when its investment advisor deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Funds likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

6. Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into a repurchase agreement unless the agreement is fully collateralized and the Fund will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to a Fund if the other party to a repurchase agreement defaults or becomes bankrupt. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

7. American Depositary Receipts (ADRs). ADRs as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are equity-related securities that evidence ownership of shares of a foreign issuer. These receipts are issued by depository banks or trust companies and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the depository bank or trust company, or that such information in the market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the depository bank or trust company issuer. See "SPECIAL INVESTMENT RISKS--Foreign Securities" for additional information.

8. Foreign Securities. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. (SEE "SPECIAL INVESTMENT RISKS - Foreign Securities" for additional information.) Each of the Funds other than the International Fund may invest up to 20% of its net assets in foreign securities. The International Fund may invest 100% of its assets in foreign securities.


9. Indexed Securities. The Funds may invest in securities whose performance and principal amount at maturity are linked to a specified equity security or securities index. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indexes to which they are indexed, but such securities are subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

10. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. The Funds may purchase these short-term securities as a cash management technique under those circumstances where they have cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. In making temporary investments in commercial paper and certificates of deposit, a Fund will adhere to the following guidelines:

(a) Commercial paper must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or issued by companies with an unsecured debt issue currently outstanding rated AA by S&P or Aa by Moody's or higher.

(b) Certificates of deposit (CDs) must be issued by banks or savings and loan associations that have total assets of at least $1 billion or, in the case of a bank or savings and loan association not having total assets of at least $1 billion, the bank or savings and loan association is insured by the FDIC. A Fund's investments in CDs issued by FDIC-insured banks or savings and loan associations having less than $1 billion in assets will be limited in amount to the statutory insurance coverage provided by the FDIC.

11. Real Estate Investment Trusts (REITs). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes, REITs attempt to qualify for beneficial "modified pass through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of the properties owned and the financial condition of lessees and mortgagors. The value of REIT units will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged. Some REITs pay investment management fees to third parties. If a Fund invests in a REIT with this type of expense structure, the Fund would pay investment management fees for the REIT in addition to paying investment management fees to the Fund's investment advisor.

12. Illiquid Securities. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

13. When-Issued or Delayed-Delivery Securities. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Fund bears the risk of such fluctuation from the date of purchase. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect a Fund's share price in a manner similar to the use of leveraging. A Fund may dispose of its interest in those securities before delivery.

14. Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors. The International Fund may invest in debt securities issued by foreign companies and governments. The Fund will make such investments primarily for defensive purposes (e.g. in response to adverse market, economic, political or other conditions), but may do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a debt security are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund.

15. Eurodollar Bonds. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

16. Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations (and entities classified as such for federal income tax purposes) organized as vehicles to invest in companies of certain foreign countries. Investors in a PFIC indirectly bear their proportionate share of the PFIC's management fees and other expenses. See "Tax Information" for more information.

17. Options on Securities and Security Indexes. The Funds may purchase put and call options and may write (sell) covered call options on securities in which it may invest or on any index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges. The Funds may write covered call options and purchase put and call options for any non-speculative purpose, including as a substitute for the purchase or sale of securities, to protect against declines in the value of portfolio securities, or to protect against increases in the cost of securities to be acquired. The Funds' use of options involves certain special risks, in addition to the risk that the market will move adversely to the Fund's option position. See "Risks Associated with Equity Options Transactions" below and "Hedging Transactions" in the section entitled SPECIAL INVESTMENT RISKS, for discussions of these risks or for additional restrictions on Fund investment in options. The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of put and call options on securities and security indexes.

18. Writing Covered Call Options. A call option on a security obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A call option on a securities index written by a Fund obligates the Fund to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. Call options on securities indexes do not involve the actual sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. The Funds will write call options only if they are covered, and such options must remain covered so long as a Fund is obligated as a writer.

     For purposes of writing covered call options on securities, the Funds define "covered" differently. With respect to the International Fund, a call option is "covered" if: the Fund has an immediate right to acquire that security: (i) without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), or (ii) upon the Fund's conversion or exchange of other securities held in its portfolio, or (iii) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account with its custodian. With respect to the other Funds, a call option on a security is "covered" only if at the time the Fund writes the call, the Fund holds in its portfolio on a share-for-share basis the same security as the call written. A Fund must maintain such security in its portfolio from the time the Fund writes the call option until the option is exercised, terminated or expires.

     When a Fund writes a call option on an industry or market segment index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered, and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written, where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

19. Purchasing Equity Options. The Funds would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The purchase of a call option on securities would entitle the Fund, in return for the premium paid, to receive specified securities at a specified price during the option period. The purchase of an index call option would entitle the Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if the market value of the security or the amount of a cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option on a security would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of an index put option would entitle the Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the market level of the security or the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

20. Closing Transactions on Equity Options. The Funds may exercise an option it holds or make an offsetting sale or purchase of an identical option to close out its previous position as the holder or writer of that option.

21. Risks Associated with Equity Options Transactions. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Advisor's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to dispose of assets until the options expire or are exercised. Similarly, if the International Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

     The distinctive characteristics of options on securities indexes create certain risks that are not present with options on securities. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Funds would not be able to close out options that they had purchased or, in the case of the International Fund, written and, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds generally will select stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

     Price movements in the Funds' equity security portfolios probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities it holds in its portfolio may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Funds' securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options.

     There are also certain special risks involved in purchasing put and call options on stock indexes. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

22. Options on Debt Securities. (International Fund Only) The Fund may purchase and write (i.e., sell) put and call options on debt securities. Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

     The Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as options on equity securities as described above, except that, in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for the Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the Fund's Sub-Advisor, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

     The Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price and expiration date where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. The Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

     The Fund may purchase "protective puts" on debt securities in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described above in "Purchasing Equity Options."

     The Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

     If the Fund, as a writer of an exchange-traded option, wishes to terminate the obligation, it may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, dealer options generally do not have a continuous liquid market. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the dealer option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the dealer option. While the Fund will seek to enter into dealer options only with counterparties who agree to and who are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected. The Fund may not invest more than 15% of its total assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the SEC has taken the position that purchased dealer options and the assets used as "cover" for written dealer options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written dealer options may be considered liquid provided that the Fund sells dealer options only to qualified dealers who agree that the Fund may repurchase any dealer option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund's purchase and sale of exchange-traded options on debt securities will be subject to the risks described above in "Risks Associated with Equity Options Transactions."

23. Options on Foreign Currencies. (International Fund Only) The Fund may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's securities are denominated, the dollar value of such securities will decline even though their foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, the Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Fund's Sub-Advisor anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

     The Fund's successful use of options on foreign currencies depends upon the Sub-Advisor's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Furthermore, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

     The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not their market risks. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

24. Stock Index Futures Contracts. The Funds may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

     A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Funds may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds' equity securities.

     A Fund's successful use of stock index futures contracts depends upon the Advisor or Sub-Advisor's ability to predict the direction of the market, and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

     Under regulations of the Commodity Futures Trading Commission (CFTC), investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of the Fund's assets may be committed as initial margin on futures contracts.

25. Interest Rate Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

     The Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. The Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. The Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its futures.

     The Fund's successful use of interest rate futures contracts depends upon the Sub-Advisor's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to the Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities the Fund intends to hedge or acquire and the interest rate futures contracts available to it, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described above in "Stock Index Futures Contracts."

26. Foreign Currency Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, the Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and other options thereon that are traded on a commodities exchange or a board of trade. See "Stock Index Futures Contracts" above for a general description of futures contracts. The Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. The Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in their ongoing management.

     The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. The Fund's successful use of foreign currency futures contracts depends upon the Sub-Advisor's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed above more fully under "Options on Foreign Currencies" and "Stock Index Futures Contracts."

27. Options on Futures Contracts. The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, on exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

     Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

     The Funds will not purchase a put or call option or option on a futures contract if, as a result, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

28. Forward Foreign Currency Exchange Contracts. (International Fund Only) The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

     By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the International Fund's Sub-Advisor believes that it is important to have the flexibility to enter into forward contracts when it is determined that the best interests of the Fund will thereby be served. The Fund's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. However, there is no assurance that liquid markets will exist for any particular forward contract at any particular time or that the Fund will be able to effect a closing or "offsetting" transaction. Forward contracts are subject to other risks described in the Special Investment Risks section for "Foreign Securities", "Currency Exchange Rates", and "Hedging Transactions".

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

29. Unseasoned Issuers. The Funds may invest in securities of unseasoned issuers. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

INTERMEDIATE-TERM U.S. TREASURY FUND, U.S. GOVERNMENT FUND,
HIGH-YIELD FUND AND MANAGED BOND FUND

The Intermediate-Term U.S. Treasury Fund, U.S. Government Fund, High-Yield Fund and Managed Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Direct Obligations of the U.S. Treasury such as U.S. Treasury Bills, Notes, Bonds, and STRIPS (Separate Trading of Registered Interest and Principal of Securities). The Funds invest in securities that are direct obligations of the U.S. Treasury and supported by the full faith and credit of the U.S. government.

2. U.S. Treasury Inflation-Protected Securities (TIPS). The Funds may invest in U.S. Treasury securities that pay a fixed amount of interest on an inflation (as measured by the CPI-U) adjusted principal. At maturity the securities are redeemed at the greater of par on the original issue or the inflation adjusted principal.

3. Other U.S. Government Securities, including (a) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA); (b) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank (FHLB), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), the Federal Agricultural Mortgage Corp. (FAMC), or the Student Loan Marketing Association (Sallie
     Mae), and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA). While U.S. government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. Agency Subordinated Debt. The Funds may invest in subordinated debt instruments issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and by federally related institutions. These securities are not backed by the full faith and credit of the U.S. government. Subordinated agency debt is unsecured, subordinated obligations of the agency, ranking junior in right of payment to certain other existing and future obligations of the agency. Subordinated debt is among the first after equity to lose value in the event of financial failure. Investors are exposed to loss and do not benefit, as equity shareholders might, from excessive risk taking.

5. Corporate Debt Securities (Intermediate-Term U.S. Treasury Fund, U.S. Government Fund and Managed Bond Fund Only). The Funds may invest in corporate debt securities which at the time of purchase are rated in the top four grades (Baa or BBB or higher) respectively by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management.

6. Repurchase Agreements. See the description of such securities under "Additional Investment Information -- Stock Funds".

7. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds".

8. Yankee Debt Securities and Eurodollar Bonds. The High-Yield Fund and the Managed Bond Fund may invest in Yankee sector debt securities. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

     Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders.

9. Short-Term Investing. The Funds may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. No Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its securities whenever SAM deems advisable, without regard to the length of time the securities have been held. See the description of such securities under "Additional Investment Information--Stock Funds."

10. Restricted Securities and Rule 144A Securities (Intermediate-Term U.S. Treasury Fund, U.S. Government Fund, High-Yield Fund and Managed Bond Fund
     Only). See the description of such securities under "Additional Investment Information--Stock Funds."

11. Mortgage-Backed Securities. The mortgage-backed securities in which the Fund may invest represent participation interests in pools of mortgage loans or securities collateralized by pools of mortgage loans. Ginnie Maes (Government National Mortgage Association (GNMA)) are comprised of Federal Housing Administration (FHA) insured mortgages and Veterans Administration
     (VA) guaranteed loans and are backed by the full faith and credit of the U.S. government. Freddie Macs (Federal Home Loan Mortgage Corporation (FHLMC)) are participation certificates backed by both FHA and VA mortgages and privately insured conventional mortgages plus the general guarantee of FHLMC, a privately managed public institution owned by the Federal Home Loan Bank Board System members. Fannie Maes (Federal National Mortgage Association (FNMA)) are mortgage-backed securities issued and guaranteed by FNMA, a government-sponsored, publicly held company, and backed by both conventional and FHA and VA mortgages. Freddie Macs and Fannie Maes are not guaranteed by the full faith and credit of the U.S. government.

     Unlike conventional bonds, the principal with respect to mortgage-backed securities is paid back over the life of the loan rather than at maturity. Consequently, the Fund will receive monthly scheduled payments of both principal and interest. In addition, the Fund may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages. Since the Fund must reinvest scheduled and unscheduled principal payments at prevailing interest rates and such interest rates may be higher or lower than the current yield of the Fund's portfolio, mortgage-backed securities may not be an effective means to lock in long-term interest rates. In addition, while prices of mortgage-backed securities, like conventional bonds, are inversely affected by changes in interest rate levels, because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall.

12. Collateralized Mortgage Obligations (CMOs). Mortgage-backed securities in which the Fund may invest include "modified pass-through" securities or CMOs issued by Ginnie Mae, Freddie Mac, and Fannie Mae or by private issuers which are collateralized by securities issued by the U.S. government or one of its agencies or instrumentalities. Modified pass-through securities "pass through" to their holders the scheduled monthly interest and principal payments relating to mortgage loans in the pool. CMOs are securities collateralized by a portfolio of mortgage loans or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. The Fund may purchase CMOs that are interests in real estate mortgage investment conduits (REMICs) sponsored by GNMA.

     The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. There is the risk that the Fund may fail to recover any premium it pays due to market conditions and/or mortgage prepayments. The Fund will not invest in interest-only or principal-only classes -- such investments are extremely sensitive to changes in interest rates.

     CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, a CMO may be structured so that its yield moves in the same direction as market interest rates - i.e., the yield may increase as rates increase and decrease as rates decrease - but may do so more rapidly or to a greater degree. Other CMO classes may be structured to pay floating interest rates that either move in the same direction or the opposite of short-term interest rates. The market value of such securities may be more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics.

13. Asset-Backed Securities. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as (but not limited to) consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment. Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

14. Zero Coupon Bonds. Zero coupon bonds are purchased at a discount without scheduled interest payments. Because zero coupon bonds do not pay current interest, their prices can be very volatile when interest rates change. In calculating its dividends, the Managed Bond Fund accrues as income a portion of the difference between the purchase price and the face value of each zero coupon bond it holds.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

15. Cash or High-Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

16.  High-Yield Debt Securities also known as High Risk Debt Securities or
     "Junk Bonds". (High-Yield Fund and Managed Bond Fund Only). The Funds may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P, Moody's or Fitch, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 20% of the High-Yield Fund's net assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the High-Yield Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.

     While debt securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities.

     Yields on high-yield, debt securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value per share of the High-Yield Fund to be volatile. Lower-quality, debt securities tend to reflect short-term economic and corporate developments to a greater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, debt securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

17.  Debt Securities with Equity Features (High-Yield Fund and Managed Bond Fund
     Only). The Fund may acquire these securities when comparable in yield and risk to debt securities without equity features, but only when acquired as a result of unit offerings which carry an equity element such as common stock, rights or other equity securities. The Fund will hold these common stocks, rights or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.

18. Payment-in-Kind (High-Yield Fund and Managed Bond Fund Only). The High-Yield Fund and Managed Bond Fund may hold "payment-in-kind" fixed-income securities. Payment-in-kind securities receive interest paid in additional securities rather than cash. The Fund accrues income on these securities but does not receive cash interest payments until maturity or payment date. The Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). As a result, if its cash position is depleted, the Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect the Fund's operations. Payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

19. Municipal Securities (High-Yield and Managed Bond Funds Only). The Fund may invest in obligations of, or guaranteed by, the U.S government, its agencies or instrumentalities, or in debt securities which are rated in the four highest grades assigned by Moody's, S&P or Fitch during market conditions which, in the opinion of SAM, are unfavorable for satisfactory market performance by lower-rated or unrated debt securities. The Fund may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss of principal may be substantially reduced with a small reduction in yield.

20. Credit Ratings. Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P, Moody's and Fitch ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher-quality debt securities. This is particularly true for the High-Yield Fund.

INTERMEDIATE-TERM MUNICIPAL BOND FUND, MUNICIPAL BOND FUND AND CALIFORNIA TAX-FREE INCOME FUND

Each Tax-Exempt Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Municipal Bonds. Each Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade (or in comparable unrated bonds subject to the 20% limit). Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment-grade security (such below investment-grade securities are commonly referred to as "high yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Fund will not hold more than 5% of its net assets in such below investment-grade securities.

     The term "municipal bonds" as used in this Statement of Additional Information means those obligations issued by or on behalf of states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities, or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax, and in the case of the California Tax-Free Income Fund, exempt from California personal income tax.

     Revenue Bonds, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. Each Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. Each Fund will not purchase private activity bonds or any other type of revenue bonds, the interest on which is subject to the alternative minimum tax.

     General Obligation Bonds, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

     Variable and Floating Rate Obligations, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. A Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments. For purposes of calculating average dollar-weighted maturity, the Intermediate-Term Municipal Bond Fund will treat variable and floating rate obligations as having a maturity equal to the period remaining until the date the Fund can next exercise the demand feature by selling the security back to the issuer.

     Put Bonds, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and put bonds with demand features. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

     Municipal Lease Obligations, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. A Fund will invest in only those municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Certificates of Participation (COP) in municipal lease obligations, which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. A Fund will only invest in those COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Participation Interests, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

     Municipal Notes, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. A Fund may purchase municipal notes as a medium for its short-term investments, the interest on which will not be subject to federal income tax when distributed to the Fund's shareholders. Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. A Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

2. Shares of No-Load, Open-End Investment Companies that Invest in Tax-Exempt Securities With Remaining Maturities of One Year or Less. Such shares will be purchased only as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

3. Repurchase Agreements. See the description of such securities under "Additional Investment Information -- Stock Funds."

4. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

5. Illiquid Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

6. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit and Shares of No-Load, Open-End Money Market Funds. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

7. Short-Term Investments. Each Fund may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. Each Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

MONEY MARKET FUNDS

Quality and Maturity. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Money Market Fund and the Tax-Free Money Market Fund may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, the security must be judged by SAM to be of equivalent quality.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (e.g., A-2 by S&P).
The Money Market Funds may not invest more than 5% of their total assets in second tier securities. In addition, the Money Market Funds may not invest more than 1% of their total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Funds limit their investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the Money Market Funds may look to an interest rate reset or demand feature.

A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" for further explanation of rating categories.

Except as noted, each Money Market Fund may make the following investments, among others, although it may not buy all of the types of securities that are described.

1. Repurchase Agreements. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent.

2. Variable and Floating Rate Instruments. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Fund would be required to act to keep the instrument.

3. Other Floating and Variable Rate Securities. Securities collateralized by a portfolio of municipal bonds which are divided into classes. The Fund will purchase only classes of such securities which provide for floating rates and which can be put back to a liquidity provider (generally at par) on a fixed date.

4. Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities eligible for resale under Rule 144A under the 1933 Act and commercial paper sold pursuant to Section 4(2) of the 1933 Act, provided that SAM had determined that such securities are liquid under guidelines adopted by the Board of Trustees. See the description of Rule 144A Securities under "Additional Investment Information -- Stock Funds."
     Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because
     Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that buyers, for a time, become unwilling to purchase the securities.

5. Commercial Paper Obligations. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements, and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the U.S. by foreign entities.

     While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. A Fund will purchase commercial paper issued by foreign entities only if, in the opinion of SAM, it is of an investment quality comparable to other obligations that may be purchased by the Fund.

6. Tax-Exempt Commercial Paper (Tax-Free Money Market Fund Only). These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes (PNs), BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

7. Illiquid Securities. See the description of such securities under "Additional Investment Information -- Stock Funds.

8. Securities Issued by Banks and Other Issuers. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks. Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

9. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

10. Mortgage-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, U.S. Government Fund, High-Yield Fund and Managed Bond Fund." In addition to the agency-insured or guaranteed mortgage loan pools described there, the Money Market Fund may purchase securities collateralized by mortgage loans or by mortgage-backed securities which are not insured or guaranteed by any U.S. governmental agency, but which carry private issuer guarantees, surplus collateral levels or other credit enhancements sufficient to obtain credit ratings making them eligible for purchase by the Fund.

11. Asset-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, U.S. Government Fund, High-Yield Fund and Managed Bond Fund."

12. U.S. Government Securities. U.S. government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank
     (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

13. Corporate Obligations such as Publicly Traded Bonds, Debentures and Notes (Money Market Fund Only). The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

14. Municipal Bonds (Tax-Free Money Market Fund Only). Municipal bonds are issued to raise longer-term capital but, when purchased by the Tax-Free Money Market Fund, will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds, and may include the following:

     Bond Anticipation Notes (BANs). These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs). These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs). These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Variable and Floating Rate Instruments. Certain municipal obligations may carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals so as to cause the instruments' market value to approximate their par value. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

15. Term Put Bonds. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

16. Yankee Debt Securities and Eurodollar Bonds (Money Market Fund Only). See the description of such securities under "Additional Investment Information
     - Intermediate-Term U.S. Treasury Fund, U.S. Government Fund, High-Yield Fund and Managed Bond Fund."

17. Shares of No-Load, Open-End Investment Companies That Invest in Tax-Exempt Securities With Remaining Maturities of Thirteen Months or Less (Tax-Free Money Market Fund Only). Such shares will be purchased only if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

SPECIAL INVESTMENT RISKS


BELOW INVESTMENT-GRADE BONDS:

The High-Yield Fund invests at least 80% of its net assets in below investment-grade bonds. The Managed Bond Fund may invest up to 10% of its net assets in below investment-grade bonds. Up to 10% of the net assets the Balanced Fund invests in debt securities may be invested in below investment-grade bonds. The Dividend Income, Small Company Value, Small Company Growth, and U.S. Growth Funds may invest in below investment-grade bonds, but do not currently anticipate doing so as a principal investment strategy. The other Funds as a result of downgrades may own, below investment-grade bonds. Below investment-grade bonds are speculative and involve greater investment risks than investment-grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment-grade bonds may experience increased volatility.

Below investment-grade bonds (commonly referred to as "high-yield" or "junk" bonds) have certain additional risks associated with them. Yields on below investment-grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment-grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause a Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.

The liquidity and price of below investment-grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact a Fund's ability to dispose of the bonds as well as make valuation of the bonds more difficult.

Because there tend to be fewer investors in below investment-grade bonds, it may be difficult for a Fund to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.

FOREIGN SECURITIES:

Investing in foreign companies and markets involves certain considerations, including those set forth below, that are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There may be less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

CURRENCY EXCHANGE RATES (International Fund):

The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of a Fund's investments in that country). The International Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such transactions do not fully protect the International Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. Further, the International Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution. For example, if certain realized foreign currency losses exceed other investment company taxable income (as described below under "Tax Information") during a taxable year, the International Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized for federal income tax purposes as a return of capital to shareholders, rather than as ordinary dividends.

HEDGING TRANSACTIONS:

Hedging transactions cannot eliminate all risks of loss to the Funds and may prevent a Fund from realizing some potential gains. The projection of short-term foreign currency (International Fund) and foreign market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange rates and market movements; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of options, futures contracts and options on future contracts with the assets on which they are based; lack of liquid secondary markets and inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See the Special Investment Risks section for "Foreign Securities" and for "Currency Exchange Rates".

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. dollar rather than directly to the U.S. dollar or another currency.

Forward contracts, options, futures contracts and options on futures contracts may be used on behalf of the Funds to hedge investment risk and not for speculation.

GEOGRAPHICAL AND ISSUER SIZE LIMITATIONS:

Northwest Fund. Due to its geographic concentration requirement, the number of issuers whose securities are eligible for purchase by the Fund is significantly less than the number available for many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region, but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time. The Fund will not sell a stock in a company that satisfied the Fund's definition of a "Northwest" company at the time of purchase solely because the company no longer meets that definition.

International Fund. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

Small Company Value Fund and Small Company Growth Fund. The Small Company Value and Small Company Growth Funds invest in small-sized companies which involves greater risks than investment in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative. Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and involve greater risk than do investments in companies with established operating records.

California Tax-Free Income Fund. The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the California Tax-Free Income Fund ("California Fund") plans to invest at least 80% of its net assets in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by the State of California and its political subdivisions. A more detailed description can be found in such official statements. The California Fund has not independently verified any of the information presented in this section.

The State of California. California's economy and the State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the previous four recession years was finally eliminated. Moody's Investors Service, Standard & Poor's and Fitch, Inc. currently rate the State's general obligation bonds Aa3, AA-minus and AA-minus, respectively. Such ratings may be in jeopardy, however, as a result of the state's current energy crisis. See "California Energy Crisis" below.

The 2000 Budget Act, signed by the Governor of California on June 20, 2000, projected General Fund revenues and transfers of $73.9 billion, an increase of
3.8 percent above the estimates for 1999-2000, and appropriated $78.8 billion from the General Fund, an increase of 17.3 percent over 1999-2000. This reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties.

California generates about 70 percent of its revenues from a state personal income tax and a sales tax, and spends more than half of all revenues on education.

California Energy Crisis. Because of capacity constraints in electric generation and transmission, California's electric utilities have been forced since the Summer of 2000 to purchase wholesale power at high prices. Under the deregulation rules for the electric industry that have been in place since 1996 (See "Electric Utility Restructuring," below), two of the State's large investor-owned utility (IOU) companies were not allowed to charge customers the full cost of electricity, while rates in a third IOU's service area were cut back after rising sharply to cover wholesale costs. This situation created a financial strain on the IOU's and caused certain of them to default on their debt obligations. As a result, the major credit rating agencies have reduced the ratings on corporate debt issued by the IOU's to below investment grade, thus further hampering the ability of the IOU's to finance the purchase of wholesale electricity.

At the time the Prospectus was prepared, there was a possibility that one or more of the IOU's might be compelled to declare bankruptcy or significantly reduce operations. Many political subdivisions in California have invested public funds in debt issued by the IOU's and/or receive taxes, fees, or other revenues from the IOU's. Therefore if an IOU were to default on its debt obligations, declare bankruptcy or significantly reduce operations, such action could have a negative impact on the financial capabilities of these political subdivisions.

Additionally, as a result of the capacity shortfall in electric generation and transmission, the California Independent System Operator has ordered, and will likely continue to order, rolling power outages for consumers in various parts of the State. Such interruptions in electrical service may have a negative impact upon the economy of California. Though legislation was enacted to streamline the process for siting new power plants, it will be several years until a significant number of new suppliers will enter the California market.

At least one of the IOU's also serves as the natural gas utility for a large portion of the State. Although the retail rates for natural gas are not capped in the same manner as the retail rates for electricity, that IOU is experiencing difficulty obtaining natural gas on the wholesale market on a credit basis. Consequently, that IOU has indicated that it may suspend natural gas service indefinitely to customers in several major metropolitan areas. An extended interruption in natural gas service could have a negative impact upon the economy of California.

On March 27, 2001, the California Public Utilities Commission approved a 46% rate increase. While the California Legislature, the California Public Utilities Commission, and the Federal Energy Commission are all considering further actions to deal with shortcomings in California's deregulated energy market, it is not possible to predict at this time what the long-term impact of these developments will be. However, some of the actions that have been taken or proposed would involve the expenditure of surplus funds or the issuance of debt by the State in order to purchase energy on the wholesale market, support the IOU's and/or bring electrical infrastructure under public ownership. Such expenditures or debt issuance could have a negative impact on the credit rating of the State or the ability of the State to meet its debt obligations. As a result, Standard & Poor's recently placed the State on Credit Watch with negative implications.

Tax and Spending Limitations. The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as Proposition 13.

Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value" which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. The statute (i) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by these local governmental entities except as permitted by Article XIII A, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governmental entities and (vi) requires that any tax imposed by a local governmental entity between May 1, 1985 and November 4, 1986 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988.

Subsequent decisions of California Courts of Appeal held that all or portions of the provisions of Proposition 62, including those requiring the submission of general fund tax measures to the electorate, are unconstitutional. However, on December 14, 1995, in the case of Santa Clara County Local Transportation Authority v. Guardino, the California Supreme Court upheld the constitutionality of Proposition 62. As a result, the annual revenues of any local government or district as shown in the general fund budget may have to be reduced in any year to the extent that they rely on the proceeds of any general tax adopted after May 1, 1985 which has not been approved by majority vote of the electorate. The Guardino decision left unresolved (1) whether its conclusions apply retroactively to taxes adopted without the necessary voter approval during the period between the 1986 passage of Proposition 62 and the 1995 Guardino decision and (2) what statute of limitations applies to a taxpayer challenge. These questions are expected to be resolved in a case now pending before the California Supreme Court entitled Howard Jarvis Taxpayers Association v. City of La Habra.

An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

Lease Financing. Lease-based financing, typically marketed in the form of certificates of participation or lease revenue bonds, has been extremely popular in California, since the courts have long held that properly structured long-term leases do not create "indebtedness" for purposes of constitutional and statutory debt limitations. The obligation to pay rent thereunder is nevertheless enforceable, on an annual basis, so long as the leased property is available for use and occupancy by the government lessee. The risk of rent abatement (because of construction delays, damage to structures and the like) is usually mitigated by funded reserves, casualty (including earthquake) insurance and rental interruption insurance.

In the 1998 decision in Rider v. City of San Diego, the California Supreme Court upheld the validity of traditional financing structures involving joint powers agencies and reaffirmed the long-established lease exception to the constitutional debt limit.

Land-Secured Financing. Local government limited obligations payable from special taxes or assessments on real property have come to be known as "dirt bonds". Typically unrated and ultimately secured by a lien on benefitted property, these obligations are inherently vulnerable to fluctuations in land values and development risks arising from a number of factors, including increased governmental and environmental regulations and general economic conditions.

Electric Utility Restructuring. In 1996 California enacted legislation relating to the restructuring of the electric utility industry. The legislation generally provided for increased competition in the supply of electric power and allows retail customers "direct access" in choosing their supplier. In addition, the legislation provided for an immediate rate reduction for small users; created an independent power exchange to administer a wholesale power pool; created an independent system operator for the transmission grid; provides customers and suppliers with nondiscriminating and comparable access to transmission and distribution services; and allows utilities to recover uneconomic generation-related costs through a transition charge or severance fee.

Many political subdivisions within California operate municipally-owned electric utilities. Such utilities are not subject to the jurisdiction of the California Public Utilities Commission and were not subject to many of the requirements of the 1996 electric industry restructuring. However, to the extent such utilities must purchase power on the wholesale market to supplement the power that they generate using their own facilities, these utilities may face additional costs associated with the increased cost of power on the wholesale market. Such utilities may also face additional costs associated with fluctuations in the natural gas market.

LENDING OF PORTFOLIO SECURITIES

The Funds may lend securities to qualified institutional investors, typically broker-dealers, banks or other financial institutions, who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Certain Funds have entered into an agreement with State Street Bank ("Lending Agent") to provide securities lending services. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Any gain or loss in the market price of the loaned securities that might occur during the term of the loan will be for the account of the Fund. Securities will be loaned only to parties that the Lending Agent and SAM deem creditworthy and in good standing, and the terms and the structure of such loans will be consistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder. Among other things, these provisions limit the amount of securities a Fund may lend up to 33% of the Fund's total assets, and require (i) that the borrower provide the Fund with collateral in the form of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having a value at least equal to the value of the securities loaned, (ii) that the borrower add to such collateral whenever the price of the loaned securities rises, (iii) that the loan must be subject to termination by the Fund at any time, and (iv) that the Fund must receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing, short-term investments). Investing cash collateral subjects the collateral investment, as well as the loaned securities, to market appreciation or depreciation. Loaned securities are callable by the Fund at anytime. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the loaned securities or foreclosing on the collateral. If the borrower fails to deliver the loaned securities within five days after the receipt of notice of termination, the Fund may use the collateral to replace the securities and hold the borrower liable for the excess of replacement cost exceeding the collateral. If a Fund is not able to recover the loaned securities, it may sell the collateral and purchase a replacement investment in the market. The Lending Agent will indemnify the Funds against loss caused by a borrower's failure to return securities, other than losses attributable to war, riot, revolution, acts of government or other causes beyond the reasonable control or apprehension of the Lending Agent. In the event loaned securities are not returned, the Lending Agent will attempt to provide replacement securities. If replacement securities are not available, the Lending Agent will pay cash equal to the value of the loaned securities that were not returned.

Voting rights may pass with the loaned securities, however, the Trustees will be obligated to call loans to vote proxies if they have knowledge that a material event affecting the investment is to occur.

REDEMPTION IN KIND

If a Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trusts have elected to be governed by Rule l8f-1 under the 1940 Act, pursuant to which each Fund must redeem shares tendered by a shareholder of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of the Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

SALES CHARGE WAIVERS

We offer a number of ways to reduce or eliminate the initial sales charge on Advisor Class A shares or the CDSC on Advisor Class B and Class C shares. If you think you may be eligible, contact SAFECO Mutual Funds or your financial advisor for further information.

Waiver of Advisor Class A Shares Sales Charge. Class A shares are sold at net asset value per share without any sales charges for the following investments:

1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;

2. Companies exchanging shares with or selling assets to one or more of the SAFECO Mutual Funds pursuant to a merger, acquisition or exchange offer;

3.   Any of the direct or indirect affiliates of SAFECO Securities;

4. Purchases made through the automatic investment of dividends and distributions paid by another SAFECO Mutual Fund;

5. Tax-qualified employee benefit plans and non-qualified benefit plans which are clients of administrators or consultants which have entered into agreements with SAFECO Securities or any of its affiliates;

6. Retirement plan participants who borrow from their retirement accounts by redeeming SAFECO Mutual Fund shares and subsequently repay such loans via a purchase of SAFECO Mutual Fund shares;


7. Retirement plan participants who receive distributions from a tax-qualified employer- sponsored retirement plan, which is invested in SAFECO Mutual Fund shares, the proceeds of which are reinvested in SAFECO Mutual Fund shares;

8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;

9. Current or retired officers, directors, trustees or employees of any SAFECO Mutual Fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons; and

10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.

CDSC Waivers. The CDSC for Advisor Class B and Class C shares currently is waived in the following circumstances:

(a) total or partial redemptions made within one year following the death or disability of a shareholder;

(b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in Code section 72(t), and required minimum distributions beginning for the year in which you attain age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans;

(c) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;

(d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code;

(e) reinvestment in Class B or Class C shares of a Fund, as applicable, within 60 days of a prior redemption;

(f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;

(g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and

(h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

SAFECO Mutual Funds will calculate the CDSC applicable to a redemption in a manner that results in the lowest possible rate. SAFECO Mutual Funds will assume that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

Reinstatement Privilege. If you paid an initial sales charge and redeem your Advisor Class A shares in a Fund you have a one-time privilege to reinstate your investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Advisor Class A shares of that Fund and/or one or more of the other Funds. You or your broker-dealer, bank or other financial institution must provide SAFECO Services with a written request for reinvestment and a check not exceeding the amount of the redemption proceeds within 60 days of the date of the redemption. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.

CONVERSION OF CLASS B SHARES

Advisor Class B shares of a Fund will automatically convert to Advisor Class A shares of that Fund, based on the relative net asset values per share (NAVs) of the Classes, within the first month following the sixth anniversary of the shareholder's purchase of such Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares of a Fund except the Money Market Fund, the date of purchase shall mean (1) the date on which such Class B shares were purchased or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were purchased. For the purpose of calculating the holding period required for conversion of Class B shares of the Money Market Fund, the date of purchase shall mean the date on which those shares were first exchanged for Class B shares of any other SAFECO Mutual Fund. Shareholders who have converted Class B shares of the SAFECO Advisor Series Trust ("Advisor Series Shares") into Class B shares of a Fund may calculate the holding period from the date of the purchase of the Advisor Series Shares. For purposes of conversion to Advisor Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account; each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Advisor Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Advisor Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Advisor Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

GENERAL

Each Fund (other than the Money Market Funds) determines its net asset value per share (NAV) by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of each class of shares of each Fund is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 1:00 p.m. Pacific Time every day the Exchange is open for trading.

Short-term debt securities held by a Fund's portfolio having a remaining maturity of less than 60 days when purchased, and securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts, or under such other methods as the applicable Trust's Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days shall be determined by their fair market value until the 61st day prior to maturity.

Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the Exchange. The value of any such securities are determined as of such times for purposes of computing NAV. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith under procedures established by and under general supervision of the Board of Trustees.

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate. Forward contracts are valued at the current cost of covering or offsetting such contracts.

MONEY MARKET FUNDS

The portfolio instruments of each Money Market Fund are valued on the basis of amortized cost. The valuation of each Money Market Fund's portfolio securities based upon amortized cost, and the maintenance of the Fund's NAV at $1.00, are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that Rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by SAM, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Funds' price-per-share as computed for the purpose of sales and redemptions at $1.00.

These procedures include a review of each Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as the Board deems appropriate, to determine whether a Fund's NAV, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of that Fund. If the Board determines that such a deviation exists in a Fund, the Trustees will take such corrective action with respect to the Fund as they regard as necessary and appropriate, including selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, not paying dividends (subject to distribution requirements to maintain status as a regulated investment company for federal tax purposes (see "Tax Information"), redeeming shares in kind, and determining the NAV by using available market quotations.

The principal risk associated with the Money Market Funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Funds' yields will fluctuate with general money market interest rates.



Performance Information


GENERAL

Effective September 30, 1996, the Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Fund, Balanced Fund, Small Company Value Fund, Intermediate-Term U.S. Treasury Fund, Managed Bond Fund, California Tax-Free Income Fund, Municipal Bond Fund, and Money Market Fund commenced offering Advisor Class A and Class B shares in addition to their original offering. On January 31, 1997, the High-Yield Fund commenced offering Advisor Class A and Class B shares in addition to its original offering and on April 30, 1997, the U.S. Value Fund begain offering Advisor Class A and Class B shares in addition to its original offering. Effective May 1, 2000, the U.S. Government Fund commenced offering Advisor Class A and Class B shares in addition to its original offering, and the following Funds commenced offering Advisor Class C shares in addition to their other offerings: Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Fund, High-Yield Fund and Money Market Fund. Effective October 31, 2001, the Small Company Growth Fund and the U.S. Growth Fund commenced offering Advisor Class A, Class B and Class C shares and Investor Class shares. Effective March 7, 2003, the International Fund commenced offering Institutional Class shares and the Intermediate-Term Municipal Bond Fund commenced offering Advisor Class A, Class B and Class C shares in addition to their other offerings.


With respect to the Growth Opportunities, Equity, Dividend Income,
Northwest, International, and Money Market Funds, the performance information that follows for Class C shares reflects (1) actual performance of Class C Shares of such Funds for the year ended December 31, 2002 and December 31, 2001 and the period May 1, 2000 to December 31, 2000; (2) the actual performance of Class B shares of such Funds for the period from January 1, 2000 to April 30, 2000 and the years ended December 31, 1999, December 31, 1998 and December 31, 1997; and (3) performance of the Investor Class shares of such Funds, restated to reflect the sales charges but not the Rule 12b-1 fees of Class C shares, for the periods prior to September 30, 1996. Performance information for the periods prior to September 30, 1996, would have been lower if these Rule l2b-1 fees were reflected. The Funds did not have a Rule 12b-1 plan prior to September 30, 1996.

Except for the High-Yield, U.S. Value, and U.S.
Government Funds, the performance information with respect to Class A and Class B of the Funds' shares that follows reflects (1) the actual performance of Class A and Class B shares of the Funds for the years ended December 31, 2002, December 31, 2001, December 31, 2000, December 31, 1999, December 31, 1998 and December 31, 1997; (2) the actual performance of Class A and Class B shares of the Funds for the period September 30, 1996 to December, 31, 1996; and (3) the performance of the Investor Class shares of each Fund, restated to reflect the sales charges but not the Rule l2b-1 fees of Class A and Class B shares, for the periods prior to September 30, 1996. Performance information for the periods prior to September 30, 1996, would have been lower if these Rule l2b-1 fees were reflected. The Funds did not have a Rule 12b-1 plan prior to September 30, 1996.

For the High-Yield Fund, the performance information with respect to Advisor Class A and Class B shares that follows reflects: (1) the actual performance of Advisor Class A and Class B shares of the Fund for the years ended December 31, 2002, December 31, 2001, December 31, 2000, December 31, 1999 and December 31, 1998, and the period from January 31, 1997 to December 31, 1997 and (2) the performance of Investor Class shares of the Fund, restated to reflect the sales charge but not the Rule l2b-1 fees of Advisor Class A and Class B shares, for the periods prior to January 31, 1997. For the High-Yield Fund, the performance information with respect to Class C shares that follows reflects (1) the actual performance of Class C shares of the Fund for the years ended December 31, 2002 and December 31, 2001 and the period May 1, 2000 to December 31, 2000; (2) the actual performance of Class B shares of such Fund for the period from January 1, 2000 to April 30, 2000 and the years ended December 31, 1999 and December 31, 1998 and for the period from January 31, 1997 to December 31, 1997; and (3) performance of Investor Class shares of such Funds, restated to reflect the sales charges but not the Rule 12b-1 fees of Class C shares, for the periods prior to January 31, 1997. Performance information for the periods prior to January 31, 1997, would have been lower if these Rule l2b-1 fees were reflected

For the U.S. Value Fund, the performance information that follows reflects actual performance of the Advisor Class A and Class B shares of the Fund since April 30, 1997 (initial public offering).

For the U.S. Government Fund, the performance information for Advisor Class A and Class B shares that follows reflects (1) the actual performance of Advisor Class A and Class B shares for the years ended December 31, 2002 and December 31, 2001 and the period May 1, 2000 to December 31, 2000; (2) the performance Investor Class shares of the Fund, restated to reflect the sales charge but not the Rule 12b-1 fees of Advisor Class A and Class B shares for the period from January 1, 2000 to April 30, 2000 and the years ended December 31, 1999 and prior. Performance information for the U.S. Government Fund would have been lower if these Rule 12b-1 fees were reflected.


For the Intermediate-Term Municipal Bond Fund, the performance information for Advisor Class A Class B and Class C shares that follows reflects performance of the Investor Class shares of the Fund, restated to reflect the sales charges but not the Rule 12b-1 fees. Performance information would have been lower if these Rule l2b-1 fees were reflected.

For the International Fund, the performance information for the Institutional Class shares reflects performance of the Fund's Investor Class shares.

Performance information and quoted advertised ratings (i.e., Thompson Financial, Lipper Inc., Morningstar, Inc., and Wiesenberger) are indicative only of past performance and are not intended to represent future investment results. Total returns and average total returns for Advisor Class shares reflect sales charges.


For the following funds, the average annual total returns before taxes for the one-, five-and ten-year periods ended December 31, 2002 were as follows:

Advisor Class Shares

                           1 Year                            5 Years                          10 Years
                           -------                           -------                          --------
                           Class A     Class B    Class C    Class A    Class B    Class C    Class A    Class B    Class C
                           -------     -------    -------    -------    -------    -------    -------    ------     -------

Growth Opportunities Fund  -40.66      -40.66     -38.11     -5.91      -5.90      -5.54      7.47       7.63       7.60

Equity Fund                -30.80      -30.79     -27.84     -5.56      -5.58      -5.21      7.66       7.78       7.77

Dividend Income Fund       -22.30      -22.34     -18.93     -6.47      -6.34      -5.94      4.97       5.17       5.18

Northwest Fund             -28.67      -28.67     -25.65     -3.49      -3.37      -2.99      4.17       4.37       4.35

High-Yield Fund            -21.42      -22.04     -19.01     -4.80      -4.92      -4.64      2.53       2.54       2.55

Intermediate-Term U.S.
Treasury Fund              5.32        4.55       N/A        5.58       5.50       N/A        5.90       5.95       N/A

U.S. Government Fund       4.56        3.83       N/A        5.53       5.78       N/A        5.79       6.08       N/A

California Tax-Free
Income Fund                3.47        2.47       N/A        4.02       3.89       N/A        6.07       6.13       N/A

Municipal Bond Fund                               N/A                              N/A                              N/A
                           5.03        4.07                  4.40       4.27                  5.88       5.91


Investor Class Shares

                                 1 Year                    5 Years                   10 Years
                                 ------                    -------                   --------
Growth Opportunities Fund        -36.92                    -4.60                     8.24

Equity Fund                      -26.33                    -4.15                     8.52

Dividend Income Fund             -17.40                    -5.01                     5.81

Northwest Fund                   -24.13                    -2.05                     4.98

High-Yield Fund                  -17.47                    -3.71                     3.14

Intermediate-Term U.S.            10.56                     6.89                     6.58
Treasury Fund

U.S. Government Fund               9.84                     6.67                     6.36

California Tax-Free                8.76                     5.34                     6.76
Income Fund

Municipal Bond Fund               10.33                     5.76                     6.62



For the following Funds, the average annual total returns before taxes for the one-year, five-year, and since initial public offering periods ended December 31, 2002 were as follows:




Advisor Class Shares

                  1 Year                           5 Years                         Since Public Initial Offering
                  -------                          -------                         -----------------------------
                  Class A    Class B    Class C    Class A    Class B    Class C   Class A    Class B    Class C
                  -------    -------    -------    -------    -------    -------   -------    -------    -------
International
Fund              -23.93     -23.90     -20.70     -5.71      -5.69      -5.35     -1.72     -1.56      -1.59      *83 months


Balanced Fund     -14.21     -14.13      N/A        0.20       0.30       N/A       3.96      4.17       N/A       *83 months
Small Company
Value Fund         -9.54      -9.50      N/A       -2.75      -2.76       N/A       4.32      4.49       N/A       *83 months

U.S. Value Fund   -23.35     -23.39      N/A       -2.93      -2.86       N/A       0.18      0.33       N/A      **68 months

Managed Bond
Fund                2.31       1.26      N/A        4.63       4.41       N/A       5.00      4.97       N/A     ***106 months


Intermediate-Term
Municipal Bond      3.95       3.89      7.89       4.06       4.69       5.02      4.83      5.32        5.32  ****117 months
Fund


*Inception of Fund(s) January 31, 1996
**Inception of Fund April 30, 1997
***Inception of Fund February 28, 1994
****Inception of Fund March 18, 1993

Investor Class Shares

                                      1 Year       5 Years    Since Initial Public Offering
                                      ------       -------    -----------------------------
International Fund                      -19.12       -4.27         -0.58                             *83 months

Balanced Fund                            -8.74        1.70          5.13                             *83 months

Small Company Value Fund                 -3.76       -1.21          5.53                              *83 months

U.S. Value Fund                         -18.42       -1.43          1.59                             **68 months

Managed Bond Fund                         7.44        5.98          5.81                           ***106 months

Intermediate-Term                         8.89        5.02          5.32                          ****117 months
Municipal Bond Fund

*Inception of Fund(s) January 31, 1996
**Inception of Fund April 30, 1997
***Inception of Fund February 28, 1994
****Inception of Fund March 18, 1993


Institutional Class Shares

                                      1 Year       5 Years        Since Initial Public Offering
                                      ------       -------        -----------------------------
International Fund                   -19.12%         -4.27%                 -0.58%               *83 months

*Inception of Fund January 31, 1996


For the following Funds, the average annual total returns before taxes, for the one-year and since initial public offering periods ended December 31, 2002 were as follows:


Advisor Class Shares


                                               1 Year                     Since Initial Public Offering
                                               ------                     -----------------------------
                                    Class A      Class B      Class C      Class A     Class B     Class C
                                    -------      -------      -------      -------     -------     -------
Small Company Growth Fund            -30.62       -30.58       -27.67       -18.76       -18.05      -15.15     *14 months
U.S. Growth Fund                     -31.32       -31.32       -28.43       -23.62       -23.00      -20.27     *14 months

*Inception of Fund(s) October 31, 2001.




Investor Class Shares

                                                     Since Initial
Fund                                    1 Year      Public Offering
Small Company Growth Fund                -26.12        -14.27       *14 months


U.S. Growth Fund                         -26.95        -19.42       *14 months

*Inception of Fund(s) October 31, 2001.


For the following Funds, the cumulative total returns before taxes, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended December 31, 2002 were as follows:


Advisor Class Shares

                          1 Year                          5 Years                           10 Years
                          -------                         -------                           --------
                          Class A    Class B    Class C   Class A    Class B     Class C    Class A    Class B  Class C
                          -------    -------    -------   -------    -------     -------    -------    ------   -------

Growth Opportunities         $5,934     $5,934    $6,189     $7,372      $7,376     $7,522    $20,549  $20,851    $20,801
Fund

Equity Fund                  $6,920     $6,921    $7,216     $7,514      $7,504     $7,651    $20,923  $21,145    $21,139

Dividend Income Fund         $7,770     $7,766    $8,107     $7,156      $7,207     $7,363    $16,239  $16,555    $16,563

Northwest Fund               $7,133     $7,133    $7,435     $8,371      $8,427     $8,590    $15,039  $15,334    $15,302

High-Yield Fund              $7,858     $7,796    $8,099     $7,819      $7,771     $7,887    $12,833  $12,846    $12,859

Intermediate-Term U.S.      $10,532    $10,455              $13,119     $13,070               $17,740  $17,819
Treasury Fund                                        N/A                               N/A                            N/A

U.S. Government Fund        $10,456    $10,383       N/A    $13,089     $13,247        N/A    $17,561  $18,037        N/A

California Tax-Free         $10,347    $10,247       N/A    $12,180     $12,101        N/A    $18,030  $18,048
Income Fund                                                                                                           N/A

Municipal Bond Fund         $10,503    $10,407       N/A    $12,404     $12,327        N/A    $17,702  $17,760        N/A



Investor Class Shares

                                                    1 Year                  5 Years                  10 Years
                                                    ------                  -------                  --------
 Growth Opportunities Fund                          $6,308                   $7,903                   $22,081

 Equity Fund                                        $7,367                   $8,091                   $22,647

 Dividend Income Fund                               $8,260                   $7,732                   $17,590

 Northwest Fund                                     $7,587                   $9,017                   $16,257

 High-Yield Fund                                    $8,253                   $8,277                   $13,619

 Intermediate-Term U.S.                            $11,056                  $13,954                   $18,920
 Treasury Fund

 U.S. Government Fund                              $10,984                  $13,807                   $18,521

 California Tax-Free                               $10,876                  $12,973                   $19,243
 Income Fund

 Municipal Bond Fund                               $11,033                  $13,235                   $18,979




For the following Funds, the cumulative total returns before taxes, expressed in dollars and assuming a $10,000 initial investment, for the one-year, five-year, and since initial public offering periods ended December 31, 2002 were as follows:

Advisor Class Shares


                  1 Year                          5 Years                        Since Initial Public  Offering

                  Class A    Class B    Class C   Class A    Class B   Class C   Class A   Class B   Class C
                  -------    -------    -------   -------    ------    -------   -------   -------   -------

International        $7,607     $7,610    $7,930     $7,451    $7,460    $7,595    $8,868    $8,970    $8,919
Fund                                                                                                           *83
                                                                                                               months
Balanced Fund        $8,579     $8,587       N/A    $10,099   $10,152     N/A     $13,081   $13,262      N/A
                                                                                                               *83
                                                                                                               months
Small Company        $9,046     $9,050       N/A     $8,699    $8,696     N/A     $13,401   $13,563      N/A
Value Fund                                                                                                     *83
                                                                                                               months
U.S. Value Fund      $7,665     $7,661       N/A     $8,617    $8,652     N/A   $10,101   $10,188       N/A    **68
                                                                                                               months
Managed Bond        $10,231    $10,126       N/A    $12,537   $12,407     N/A   $15,397   $15,350       N/A    *** 106
Fund                                                                                                           months

Intermediate-Term   $10,395    $10,389   $10,789    $12,203   $12,573   $12,773   $15,865   $16,605   $16,605  ****117
Municipal Bond                                                                                                 months
Fund
*Inception of Fund(s) January 31, 1996
**Inception of Fund April 30, 1997
***Inception of Fund February 28, 1994
****Inception of Fund March 18, 1993

Investor Class Shares

                                                       1 Year          5 Years  Since Initial Public Offering
                                                      ---------        -------  -----------------------------
International Fund                                      $8,088          $8,041                         $9,603  *83
                                                                                                               months
Balanced Fund                                           $9,126         $10,877                        $14,133  *83
                                                                                                               months
Small Company Value Fund                                $9,624          $9,409                        $14,512  *83
                                                                                                               months
U.S. Value Fund                                         $8,158          $9,305                        $10,933  **68
                                                                                                               months
Managed Bond Fund                                      $10,744         $13,372                        $16,475  ***106
                                                                                                               months
Intermediate-Term Municipal Bond Fund                  $10,889         $12,773                        $16,643  ****117
                                                                                                               months
*Inception of Fund(s) January 31, 1996
**Inception of Fund April 30, 1997
***Inception of Fund February 28, 1994
****Inception of Fund March 18, 1993



Institutional Class Shares

                                                       1 Year          5 Years  Since Initial Public Offering
                                                       ------          -------  -----------------------------
International Fund                                      $8,088         $8,041                        $9,603  *83
                                                                                                               months
*Inception of Fund January 31, 1996



For the following Funds, the cumulative total returns before taxes, expressed in dollars and assuming a $10,000 initial investment, for the one-year and since initial public offering period ended December 31, 2002 were as follows:




Advisor Class Shares
                                        1 Year                               Since Initial Public Offering
                                        -------                              -----------------------------
                                        Class A      Class B      Class C     Class A     Class B     Class C
                                        -------      ------      -------     -------     -------     -------

Small Company Growth Fund               $6,938       $6,942      $7,233      $7,847      $7,926      $8,174     *14 months

U.S. Growth Fund                        $6,868       $6,868      $7,157      $7,302      $7,371      $7,601     *14 months

*Inception of the Fund(s) October 31, 2001.



Investor Class Shares
                                         1 Year                   Since Initial Public Offering
Small Company Growth Fund                $7,388                      $8,356                              *14 months

U.S. Growth Fund                         $7,305                      $7,773                              *14 months


*Inception of the Fund(s) October 31, 2001.


YIELD AND EFFECTIVE YIELD

For the following Funds, the yields for the 30-day period ended December 31, 2002, before taxes were as follows:

                                                      Investor          Advisor          Advisor           Advisor
Fund                                                     Class           Class A          Class B           Class C
-----                                                    -----           -------          -------           -------
High-Yield Fund                                           9.65              8.95             8.64              8.63

Intermediate-Term U.S. Treasury Fund                      2.51              2.15             1.50               N/A

U.S. Government Fund                                      3.69              3.27             2.69               N/A

Managed Bond Fund                                         4.29              3.86             3.30               N/A


For the following Funds, the yield and tax-equivalent yield at the maximum federal tax rate of 38.6% for the 30-day period ended December 31, 2002 were as follows:

                                                               Investor         Advisor           Advisor       Advisor
Fund                                                              Class          Class A           Class B      Class C


California Tax-Free Income Fund*
-Yield                                                             4.38              3.87             3.45               N/A
-Tax-Equivalent Yield                                              7.86              6.95             6.19               N/A

*maximum combined federal and California tax rate is 44.3%


Fund

Municipal Bond Fund
-Yield                                                             4.30             3.87              3.24               N/A
-Tax-Equivalent Yield                                              7.00             6.30              5.28               N/A


Intermediate-Term Municipal Bond Fund
- Yield                                                            2.95             N/A*              N/A*              N/A*
- Tax-Equivalent Yield                                             4.80             N/A*              N/A*              N/A*

*The Intermediate-Term Municipal Bond Fund did not offer Advisor Class A,
Advisor Class B, and Advisor Class C shares until March 7, 2003.




For the Money Market Fund, the yield and effective yield before taxes for the 7-day period ended December 31, 2002 were as follows:

                                                       Investor          Advisor          Advisor           Advisor
Fund                                                     Class            Class A          Class B          Class C
----                                                     ------           -------          -------          -------
Money Market Fund
-Yield                                                     0.94              0.89             0.90              0.90
-Effective Yield                                           0.94              0.90             0.90              0.90



For the Tax-Free Money Market Fund, the yield, the effective yield and tax equivalent yield at the maximum federal tax rate of 38.6% for the 7-day period ended December 31, 2002 were as follows:

                                                       Investor           Advisor          Advisor           Advisor
Fund                                                      Class           Class A          Class B           Class C
----                                                      -----           -------          -------           -------
Tax-Free Money Market Fund
-Yield                                                     0.78               N/A              N/A               N/A
-Effective Yield                                           0.78               N/A              N/A               N/A
-Tax-Equivalent Yield                                      1.27               N/A              N/A               N/A


In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total return may be quoted with or without taking a Fund's sales charge on Advisor Class A shares or the CDSC on Advisor Class B shares or Class C shares into account. Excluding a Fund's sales charge on Advisor Class A shares and the CDSC on Advisor Class B and Class C shares from a total return calculation produces a higher total return figure.

CALCULATIONS

 The average annual total return before taxes on distributions is computed using the following formula:
                           1/n
                  T = [(ERV)   - 1]    x 100
                        ---
                         P

The cumulative total return, expressed in dollars, is computed using the following formula:
                     n
         ERV = P(l+T)

The cumulative total return, expressed as a percentage, is computed using the following formula:

           C  =    ERV-P       x     100
                  ------
                     P


Where:        C= cumulative total return

              T =average annual total return

              n = number of years

            ERV = ending redeemable value of a hypothetical investment of $1,000 or $10,000 at the end of a specified period of time

              P = a hypothetical initial investment of $1,000 or $10,000 (when total return is expressed in dollars)

  In making the above calculation, all dividends and capital gain distributions are assumed to be reinvested at the respective Fund's NAV on the reinvestment date, and the maximum sales charge, if any, for each class is applied.

 The average annual total return after taxes on distributions is computed using the following formula:
                      n
         ATVD =P(l +T)

Where: P = a hypothetical initial investment of $1,000 or $10,000 (when total return is expressed in dollars)

                 T= average annual total return (after taxes on distributions)

                 n = number of years

                 ATVD= ending redeemable value of a hypothetical investment of $1,000 or $10,000 at the end of aspecified period of time after taxes on fund distributions, but not after taxes on redemption of Fund shares.
 The average annual total return after taxes on distributions and redemption of Fund shares is computed using the following formula:
                       n
         ATVDR =P(l +T)

Where: P = a hypothetical initial investment of $1,000 or $10,000 (when total return is expressed in dollars)

                 T = average annual total return (after taxes on distributions and redemptions)

                 n = number of years

                 ATVDR = ending redeemable value of a hypothetical investment of
                  $1,000 or $10,000 at the end of a specified period of time after taxes on fund distributions and redemption of Fund shares.

After-tax calculations without redemption of Fund shares assume that taxes are paid on distributions at the time of the distribution, that shares were held for the entire measuring period, and that no taxes were paid on the capital appreciation of shares held. After-tax calculations with redemption of Fund shares assume that taxes are paid on distributions at the time of the distribution and that shares were sold at the end of the measuring period. After-tax calculations assume the highest individual federal income and capital gains tax rates in effect at the time the distribution is paid. State and local taxes are not considered. If there would have been a capital loss on the sale of Fund shares, the loss is recorded as a tax benefit and will increase the "with sale of Fund shares" after-tax returns. Actual after-tax returns will differ depending on your individual circumstances.

Yield for the Intermediate-Term U.S. Treasury Fund, U.S. Government Fund, High-Yield Fund, Managed Bond Fund and Tax-Exempt Bond Funds is computed using the following formula:
                                  6
                Yield = 2[ (a-b +1) - 1]
                            ---
                            cd
  Where:    a =  dividends and interest earned during the period

            b = expenses accrued for the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends

            d = the maximum offering price per share on the last day of the period

Yield for the Money Market Funds is computed using the following formula:

                         Yield = [(x-y)-z] =        Base Period Return x    365
                                --------                                   ---
                                   y                                         7

Where: x = value of one share at the end of a 7-day period y = value of one share at the beginning of a 7-day period ($1.00) z = capital changes during the 7-day period, if any

Effective yield is computed using the following formula:
                                                                           365/7
                       Effective yield = [(Base Period Return +1)    ]-1

Tax-equivalent yield is computed using the following formula:

                                     Tax-equivalent yield = [eg] + [(e(1-g)]
                                                            ----
                                                           (1-f)

Where:                               e =  yield as calculated above

                                     f = tax rate

                                     g = percentage of yield which is tax fee

During periods of declining interest rates, each Money Market Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in either Money Market Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

In addition to performance figures, the Funds may advertise their rankings as calculated by independent rating services that monitor mutual funds' performance (i.e., Thompson Financial, Lipper Inc., Morningstar, Inc., and Wiesenberger). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general, and may be based on relative performance during periods deemed by the rating services to be representative of up and down markets. In addition, the Funds may advertise rankings which are in part based upon subjective criteria developed by independent rating services to measure relative performance. Such criteria may include methods to account for levels of risk and potential tax liability, sales commissions and expense and turnover ratios. These rating services may also base the measure of relative performance on time periods deemed by them to be representative of up and down markets. The Funds may also describe in their advertisements the methodology used by the rating services to arrive at Fund ratings. In addition, the Funds may also advertise individual measurements of Fund performance published by the rating services, including, but not limited to: a Fund's beta, standard deviations, and price earning ratio.

The Funds may occasionally reproduce articles or portions of articles about the Funds written by independent third parties such as financial writers, financial planners and financial analysts, which have appeared in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BLOOMBERG Magazine, BUSINESS WEEK, FABIANS, FORBES, FORTUNE, INVESTORS' BUSINESS DAILY, KIPLINGERS', MONEY Magazine, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS Magazine, NEWSWEEK, NO-LOAD FUNDS Magazine, NO LOAD FUND INVESTOR, NO LOAD FUNDS X, PENSIONS & INVESTMENTS, RUKEYSER'S MUTUAL FUNDS, SMART MONEY, TELESWITCH, TIME Magazine, U.S. NEWS AND WORLD REPORT, YOUR MONEY, THE WALL STREET JOURNAL and WORTH).

Each Fund may present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests), (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment advisor (SAM) or any sub-investment advisor, the investment advisor's parent company (SAFECO Corporation) or the parent company of any sub-investment advisor, or the SAFECO Family of Funds,
(iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage the Fund's portfolio, the research methodologies, including proprietary research methodologies of sub-advisors, underlying securities selection and a Fund's investment objective and (iv) information about particular securities held in a Fund's portfolio.

From time to time, each Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how a Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, each Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions. Each Fund also may provide information on how much certain investments would return over time.

Each Stock Fund may compare its performance against the following unmanaged indices that (unless otherwise noted in the advertisement) assume reinvestment of dividends:

          AMEX (AMERICAN STOCK EXCHANGE) MAJOR MARKET INDEX-Price-weighted (high priced issues have more influence than low-priced issues) average of 20 Blue chip stocks.

          DOW JONES INDUSTRIAL AVERAGE - Price weighted average of 30 actively-traded Blue Chip stocks.

          NASDAQ PRICE INDEX - Market value weighted (impact of a component's price change is proportionate to the overall market value of the issue) index of approximately 3500 over-the-counter stocks traded on the Nasdaq.

          S&P 500 COMPOSITE STOCK PRICE INDEX - Market value weighted index of 500 stocks, most of which are listed on the New York Stock Exchange with some listed on the American Stock Exchange and Nasdaq.

          WILSHIRE 5000 EQUITY INDEX - Market value weighted index of approximately 7000 stocks including all stocks on the New York and American Exchanges.

          MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX - Market value weighted index of approximately 1200 companies located throughout the world.

          RUSSELL 1000 INDEX - The 1000 largest firms in the Russell 3000 Index, which is composed of the 3000 largest companies in the United States as measured by total market capitalization.

          RUSSELL 1000 GROWTH INDEX-- Measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

          RUSSELL 1000 VALUE INDEX - Measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

          RUSSELL 2000 INDEX - The 2000 smallest firms in the Russell 3000 Index, which is composed of the 3000 largest companies in the United States as measured by total market capitalization.

          RUSSELL 2000 GROWTH INDEX - Measures performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

          RUSSELL 2000 VALUE INDEX - Measures performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

          WM GROUP NORTHWEST 50 INDEX -- A broadly diversified group of 50 common stocks of companies based in Washington, Oregon, Idaho, Montana and Alaska, or doing significant business here. Companies included in the Index represent six industry sectors, with each sector weighted on a basis of personal income derived from that sector. Stocks within each sector are also weighted on the basis of their market capitalization.

Each Bond Fund may compare its performance against the following unmanaged indices that (unless otherwise noted in the advertisement) assume reinvestment of dividends:


          LEHMAN BROTHERS GOV'T/CORP. BOND INDEX -- The Lehman Brothers Gov't/Corp. Bond Index is comprised of every major U.S. government and investment-grade corporate bond with more than a year remaining until maturity.

          LEHMAN BROTHERS AGGREGATE BOND INDEX -- The Lehman Brothers Aggregate Bond Index is comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

          LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- The Lehman Brothers 7-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The Index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million, have a maturity of six years or greater and have been issued after December 31, 1990.

          LEHMAN BROTHERS LONG MUNICIPAL BOND INDEX -- The Lehman Brothers Long Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The Index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million, have a maturity of 22 years or greater and have been issued after December 31, 1990.comprised of municipal bonds maturing in 22 or more years.

          MERRILL LYNCH GNMA INDEX -- The Merrill Lynch GNMA Index is comprised of 132 issues of government pass-through mortgages with maturities from 15 to 30 years and par values of $100 million.

          MERRILL LYNCH HIGH-YIELD MASTER II INDEX -- The Merrill Lynch High-Yield Master II Index is comprised of outstanding debt of domestic market issuers rated below investment grade but not in default.

          MERRILL LYNCH INTERMEDIATE-TERM TREASURY INDEX -- The Merrill Lynch Intermediate-Term Treasury Index is comprised of coupon paying bonds valued at $1 billion or more with maturities between 1 to 9.9 years.

          MERRILL LYNCH U.S. TREASURY/AGENCY MASTER INDEX -- The Merrill Lynch Treasury/Agency Master Index includes U.S. dollar denominated U.S. Treasury and U.S. agency bonds issued in the U.S. domestic bond market, having at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $150 million for U.S. agencies.

Information used in advertisements and materials furnished to present and prospective investors may include statement or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

          o    costs  associated  with  aging  parents;

          o funding a college education (including its actual and estimated cost);

          o    health care expenses (including actual and projected expenses);

          o    long-term  disabilities   (including  the  availability  of,  and
               coverage provided by, disability insurance); and

          o retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in bond funds. Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in a Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

INFORMATION ON DIVIDENDS FOR THE MONEY MARKET FUNDS

Because each money marketfund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, either money market fund experiences a realized gain or loss, shareholders of that Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.




MANAGEMENT OF THE FUNDS

The overall management of the business and affairs of the Funds and the Trusts are vested in the Board of Trustees for each Trust. The Trustees approve all significant agreements between the Trusts, on behalf of one or more of the Funds and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the Officers of the Trusts and to SAM and its Sub-Advisors, subject to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Trustees. Certain Trustees and Officers of the Trusts are affiliated with SAM, SAFECO Securities, Inc., SAFECO Life Insurance Company and SAFECO Corporation. All of each Trusts' executive Officers hold similar offices with all of the other SAFECO Mutual Funds.

The Trustees and Officers of the Trusts and their principal occupations during the last five years are set forth in the table below. The standing committees of the Boards of Trustees are the Audit Committee and the Nominating and Compensation Committee.

Audit  Committee
The members of the Audit Committee are independent Trustees, Larry L. Pinnt (Chairman), John W. Schneider, Richard E. Lundgren, Barbara J. Dingfield and Scott M. Boggs. The Audit Committee is responsible for (i) evaluating and selecting independent accountants to be selected to audit the Trusts' financial statements; (ii) determining the adequacy and effectiveness of the Trusts' financial controls; (iii) determining the adequacy and effectiveness of the internal audit services provided to the Trusts by the Trusts' investment advisor or its affiliates; (iv) preapproving any permitted nonaudit services provided by the independent accountants; (v) reporting to the full Boards of Trustees on internal and external audit process and results; and (vi) reporting to the full Boards of Trustees on the process of executive certification of the accuracy and adequacy of certain periodic reports of the Trusts and related disclosure controls and procedures. The Committee met six times during the last fiscal year.


Nominating and Compensation Committee
The Nominating and Compensation Committee members are independent Trustees, Barbara J. Dingfield (Co-Chair), Richard E. Lundgren (Co-Chair), Larry L.Pinnt, John W. Schneider and Scott M. Boggs. The Nominating and Compensation Committee is responsible for reviewing and recommending qualified candidates to the Trustees to fill Board vacancies and for periodically reviewing and recommending changes to the Trustee compensation plan as necessary to attract and retain qualified Trustees. Shareholders may recommend candidates to the Committee by sending written notice to any Committee member at the address shown in the following chart. The Committee met three times during the last fiscal year.

TRUSTEES AND OFFICERS

Independent (disinterested) Trustees

------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
Name,                    Position(s)  Term of       Principal Occupation(s) During       Number of      Other
Address, and             Held with    Office and    Past 5 Years                         Portfolios     Directorships
Age                      Trusts       Length of                                          in Fund        Held by Trustees
                                      Time Served                                        Complex
                                                                                         Overseen by
                                                                                         Trustee
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
Scott M. Boggs          Trustee       Term:         Vice President, Corporate Controller 25*            Trustee for Financial
4854 154th PL. NE                     Age 72        for Microsoft Corporation, Redmond                  Executives Research
Redmond, WA 98052                                   Washington, a computer software                     Foundation
                                                    company.(1993-present)
(Industry Group)

(48)                                  Served since
                                      August 8,
                                      2002

Barbara J. Dingfield    Trustee       Term:         Consultant to corporate and          25*             Director of First
4854 154th PL. NE                     Age 72        private  foundations.  From 1994 to                  SAFECO Nat'l Life
Redmond,  WA 98052                                  1999 she was the Director of                         Ins. Co. of New
                                      Served since  Community Affairs for Microsoft                      York. Trustee,
(57)                                  May 3,  1990  Corporation,  Redmond,  Washington,                  United  Way  of
                                                    a  computer software  company.                       Skagit County.
                                                    Member of the Board of Managers,                     Board Chair
                                                    Swarthmore  College  (1995-1999).                    Npower
                                                    Trustee and Board Chair of United                    (non-profit
                                                    Way of King  County  (1991-2000).                    organization
                                                    Board member, Pacific Northwest                      providing
                                                    Grantmakers Forum (1997-99).                         technology
                                                    Trustee and past Chair,  Seattle                     assistance  and
                                                    Housing  Resources  Group                            training to other
                                                    (1993-1999).                                         non-profits).  Board
                                                                                                         of Directors,  YMCA of
                                                                                                         Greater  Seattle.

Richard E.  Lundgren  Trustee        Term:          Retired in 2000 from  position as     25*            Director of First
4854 154th PL NE                     Age 72         Director of  Marketing  and                          SAFECO National
Redmond,  WA 98052                                  Customer  Relations,  Building                       Life Insurance Company
(65)                                                Materials Distribution,                              of New York
                                     Served since   Weyerhaeuser Company, Tacoma,
                                     February 3,    Washington.
                                      1983

Larry L. Pinnt        Trustee        Term:          Retired Vice  President and Chief     25*            Director of First
4854 154th PL NE                     Age 72         Financial Officer of U.S. West                       SAFECO National Life
Redmond, WA 98052                                   Communications, Seattle Washington                   Co. of New York.
(68)                                                                                                     Chairman of the Board of
                                     Served since                                                        Directors of Cascade
                                     August 1,                                                           Natural Gas Corp., Seattle
                                     1985                                                                WA. Member of
                                                                                                         University of Washington
                                                                                                         Medical Center Board
                                                                                                         Seattle, WA

John W. Schneider    Trustee         Term:          President and sole owner              25*            Director of
4854 154th PL NE                     Age 72         of Wallingford Group, Inc., Seattle,                 First SAFECO National
Redmond, WA 98052                                   Washington, a consulting company                     Life Insurance Company
(61)                                                involved in Asian imports/exports                    of New York
                                     Served since   and on the acquisition/disposition
                                     February 3,    and development of real estate.
                                     1983           (1995-2002)

*In addition to the Funds included in this SAI, the Fund Complex includes a registered open-end management investment company that has six series fund managed by SAM.




Interested Trustees

------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
Name,                    Position(s)  Term of       Principal Occupation(s) During       Number of      Other
Address, and             Held with    Office and    Past 5 Years                         Portfolios     Directorships
Age                      Trusts       Length of                                          in Fund        Held by Trustees
                                      Time Served                                        Complex
                                                                                         Overseen by
                                                                                         Trustee
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
Randall H. Talbot*       Trustee      Term:         President of SAFECO Life Insurance   25**           Director of
5069 154th Place NE      and          Age 72        Company since 1998. From 1975 to                    First SAFECO
Redmond, WA 98052        Chairman                   1998 he was employed at Talbot                      National Life
(49)                                  Chairman is   Financial Corporation where he                      Insurance
                                      annual        served as President and CEO.                        Company of New
                                      appointment                                                       York.
                                                                                                        Director of
                                      Served                                                            Netstock
                                      since                                                             Corporation,
                                      November 2,                                                       Bellevue, WA.
                                      2000
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
*Trustees who are defined as "interested persons" under ss.2(a)(19) of the
Investment Company Act of 1940. Mr. Talbot meets this definition due to his position as President of SAFECO Life Insurance Company, an affiliate of the
Funds' investment advisor, SAM.
**In addition to the Funds included in this SAI, the Fund Complex includes a registered open-end management investment company that has six series funds managed by SAM.





Principal Officers who are not Trustees
----------------------------- ------------- ---------------- --------------------------------------------------------
Name,                         Position(s)   Term of Office   Principal Occupation(s) During Past 5 Years
Address, and                  Held with     and Length of
Age                           Trusts        Time Served
----------------------------- ------------- ---------------- --------------------------------------------------------
----------------------------- ------------- ---------------- --------------------------------------------------------
Kevin A. Rowell               President     Annual           Appointed President of SAFECO Mutual Funds,
4854 154th Pl NE                            appointment      SAFECO Securities, Inc. and SAFECO Services
Redmond, WA 98052                                            Corp., effective September 16, 2002. 1998-2002, managing
(42)                                        Served since     director of Global Relationships for Alliance Capital
                                            September 16,    Management in New York. Prior to 1998, European director
                                            2002             for Corporate Development at Putnam Investments.


----------------------------- ------------- ---------------- --------------------------------------------------------
Roger F. Harbin               Sr. Vice      Served as        Senior Vice President of SAFECO Life Insurance Company
5069 154th Place NE           President     interim          from 1992 to 1998. Since 1998 Executive Vice
Redmond, WA 98052                           President        President, Actuary, of SAFECO Life Insurance
(52)                                        November, 8 2001 Company. 2001 named Director and interim
                                            until September  President (in 2002 named Sr. Vice
                                            16, 2002 Sr.     President) of SAFECO Services Corporation,
                                            Vice President   Director of SAFECO Asset Management Company, Director
                                            since November   and interim President (in 2002 named Sr. Vice
                                            7, 2002.         President) of SAFECO Securities, Inc.
----------------------------- ------------- ---------------- --------------------------------------------------------



Ronald L. Spaulding           Vice          Annual           Chairman of SAFECO Asset Management Company; Treasurer
Two Union Square              President     appointment      and Chief Investment Officer of SAFECO Corporation;
601 Union Street                                             Vice President of SAFECO Insurance Companies;
25th Floor                                  Served since     Director, Vice President and Treasurer of First SAFECO
Seattle, WA 98101                           August 3, 1995   National Life Insurance Company of New York; former
(59)                                                         Senior Portfolio Manager of SAFECO insurance companies
                                                             and Portfolio Manager for SAFECO Mutual Funds. See
                                                             table under "Investment Advisory and Other Services."
----------------------------- ------------- ---------------- --------------------------------------------------------
David H. Longhurst            Vice          Annual           Vice President, Treasurer, Controller and Secretary of
4854 154th PL NE              President,    appointment      SAFECO Asset Management Company; Vice President,
Redmond, WA 98052             Treasurer,                     Controller, Secretary and Treasurer of SAFECO Services
(45)                          Secretary,    Served as        Corporation; and Vice President, Controller,
                              Controller    Treasurer since  Treasurer, Secretary and Financial Principal of SAFECO
                                            November 7, 2002 Securities, Inc., since July 2000. Assistant
                                                             Controller of SAFECO Securities, Inc., SAFECO Services
                                            Served in the    Corporation and SAFECO Asset Management Company from
                                            other positions  1996 to June 2000.  Former Accounting Manager of
                                            since July 1,    SAFECO Asset Management Company.  Former Senior
                                            2000             Manager with Ernst & Young LLP, an independent
                                                             accounting firm.
                                            Served as
                                            Assistant
                                            Controller from
                                            August 7, 1997-
                                            July 1, 2000

----------------------------- ------------- ---------------- --------------------------------------------------------
-------------------------- ------------- ------------------- --------------------------------------------------------
David N. Evans                Assistant     Annual           Former Controller and Assistant Controller of Rosetta
4854 154th Pl NE              Controller    appointment      Inpharmatics from 2001-2002 and 2000-2001,
Redmond, WA 98052                           Served since     respectively.  From 1994-2000 he worked
                                            November 7,      at PricewaterhouseCoopers LLP,
(30)                                        2002             where he focused on financial services.

-------------------------- ------------- ------------------- --------------------------------------------------------

----------------------------- ------------- ---------------- --------------------------------------------------------


----------------------------- ------------- ---------------- --------------------------------------------------------
Stephen D. Collier            Assistant     Annual           Director of Taxation and Assistant Vice President of
SAFECO Plaza                  Secretary     appointment      SAFECO Corporation; Assistant Secretary of SAFECO
4333 Brooklyn Ave NE                                         Asset Management Company, SAFECO Securities, Inc. and
Seattle, WA  98185                          Served since     SAFECO Services Corporation.  He has been an executive
(50)                                        February 5,      officer of SAFECO Corporation and subsidiaries since
                                            1998             1991.
----------------------------- ------------- ---------------- --------------------------------------------------------
----------------------------- ------------- ---------------- --------------------------------------------------------
Susan Tracey                  Assistant     Annual           Tax Manager for SAFECO Corporation. Assistant
SAFECO Plaza                  Secretary     appointment      Secretary of SAFECO Asset Management Company, SAFECO
4333 Brooklyn Ave NE                                         Securities, Inc. and SAFECO Services Corporation. She
Seattle, WA  98185                          Served since     has been employed by SAFECO Corporation since 1987.
(53)                                        August 3, 2000

----------------------------- ------------- ---------------- --------------------------------------------------------



Fund shares owned by Trustees as of December 31, 2002:

----------------------------- --------------------------------------------- -----------------------
Independent Trustee                                                         Aggregate Dollar
                                                                            Range of Equity
                              Dollar Range of Equity Securities in a Fund   Securities in All
                                                                            Funds in Fund Complex
                                                                            Overseen by the
                                                                            Trustee
----------------------------- --------------------------------------------- -----------------------
----------------------------- ---------------------------------- ---------- -----------------------
                              Name of Fund                       Range*
----------------------------- ---------------------------------- ---------- -----------------------
----------------------------- ---------------------------------- ---------- -----------------------
Scott M. Boggs                Money Market Fund                    B           Less than $10,000

----------------------------- ---------------------------------- ---------- -----------------------
----------------------------- ---------------------------------- ---------- -----------------------
Barbara J. Dingfield      Growth Opportunities Fund Fund           C           Over $100,000
                          Equity Fund                              D
                          Dividend Income Fund                     C
                          Municpal Bond Fund                       C
--------------------------------------------------------------------------------------------------------
Richard E. Lundgren       Growth Opportunities Fund Fund           E           Over $100,000
                          Equity Fund                              C
                          Northwest Fund                           C
                          International Fund                       B
                          Small Company Value Fund                 C
                          High-Yield Fund                          C
                          U.S. Government Fund                     C
                          Intermediate-Term Municipal Bond Fund    C
                          Municipal Bond Fund                      E
                          Tax-Free Money Market Fund               B
--------------------------------------------------------------------------------------------------------
Larry L. Pinnt            Northwest Fund                           E           Over $100,000
                          Municipal Bond Fund                      E
                          Tax-Free Money Market Fund               D
--------------------------------------------------------------------------------------------------------

----------------------------- ---------------------------------- ---------- -----------------------
----------------------------- ---------------------------------- ---------- -----------------------
John W. Schneider         Growth Opportunities Fund                C           Over $100,000
                          Equity Fund                              D
                          Dividend Income Fund                     C
                          Northwest Fund                           C
                          International Fund                       B
                          Balanced Fund                            B
                          Small Company Value Fund                 B
                          Small Company Growth Fund                B
                          U.S. Value Fund                          B
                          U.S. Growth Fund                         B
                          High-Yield Fund                          B
                          U.S. Government Fund                     B
                          Municipal Bond Fund                      C
                          Money Market Fund                        E
----------------------------- --------------------------------------------- -----------------------
Interested Trustee                                                          Aggregate Dollar
                                                                            Range of Equity
                              Dollar Range of Equity Securities in a Fund   Securities in All
                                                                            Funds in Fund Complex
                                                                            Overseen by the
                                                                            Trustee
----------------------------- --------------------------------------------- -----------------------
----------------------------- ---------------------------------- ---------- -----------------------
                              Name of Fund                       Range*
----------------------------- ---------------------------------- ---------- -----------------------
----------------------------- ---------------------------------- ---------- -----------------------
Randall H. Talbot         Growth Opportunities Fund               B          Over $100,000
                          Equity Fund                             B
                          International Fund                      B

----------------------------- ---------------------------------- ---------- -----------------------

*CATEGORIES

A. $0 (Fund name is not listed in this presentation unless the Trustee owns Fund shares.)
B. $1-$10,000
C. $10,001-$50,000
D. $50,000-$100,000
E. over $100,000

Interrelated Board Service:

Each Trustee is also a Trustee for the SAFECO Resource Series Trust with six series funds that are advised by SAM. Each Trustee other than Mr. Boggs, is a Director of First SAFECO National Life Insurance Company of New York, an indirect subsidiary of SAFECO Corporation.



Compensation Table for Trustees for the Fiscal Year ended December 31, 2002

                                                                           Pension or                      Total Compensation
                                                                           Retirement       Estimated       From Registrant
                                                          Aggregate          Benefits          Annual         and Fund
Independent                                          Compensation from    Accrued As Part   Benefits Upon      Complex
Trustee                Trust                             Registrant     of Fund Expenses      Retirement     Paid to Trustees
-------                -----                             ----------          --------      ----------     -------------------
Scott M. Boggs*        Common Stock                         $12,018               N/A             N/A
                       Taxable Bond                          $3,154               N/A             N/A
                       Tax-Exempt Bond                       $3,879               N/A             N/A
                       Managed Bond                          $1,015               N/A             N/A
                       Money Market                          $2,508               N/A             N/A
                       Total Compensation                                         N/A             N/A              $29,500

Barbara J. Dingfield   Common Stock                         $16,752               N/A             N/A
                       Taxable Bond                          $4,252               N/A             N/A
                       Tax-Exempt Bond                       $4,972               N/A             N/A
                       Managed Bond                          $1,372               N/A             N/A
                       Money Market                          $3,132               N/A             N/A
                       Total Compensation                                         N/A             N/A              $40,000

Richard E. Lundgren    Common Stock                         $16,752               N/A             N/A
                       Taxable Bond                          $4,252               N/A             N/A
                       Tax-Exempt Bond                       $4,972               N/A             N/A
                       Managed Bond                          $1,372               N/A             N/A
                       Money Market                          $3,132               N/A             N/A
                       Total Compensation                                         N/A             N/A              $40,000

Larry L. Pinnt         Common Stock                         $16,752               N/A             N/A
                       Taxable Bond                          $4,252               N/A             N/A
                       Tax-Exempt Bond                       $4,972               N/A             N/A
                       Managed Bond                          $1,372               N/A             N/A
                       Money Market                          $3,132               N/A             N/A
                       Total Compensation                                                                          $40,000

John W. Schneider      Common Stock                         $16,543               N/A             N/A
                       Taxable Bond                          $4,199               N/A             N/A
                       Tax-Exempt Bond                       $4,910               N/A             N/A
                       Managed Bond                          $1,355               N/A             N/A
                       Money Market                          $3,093               N/A             N/A
                       Total Compensation                                                                          $39,500

*Mr. Boggs was appointed to the Board effective August 8, 2002.


                                                                           Pension or                      Total Compensation
                                                                           Retirement       Estimated       From Registrant
                                                          Aggregate          Benefits          Annual         and Fund
Interested                                           Compensation from    Accrued As Part   Benefits Upon      Complex
Trustee                Trust                             Registrant     of Fund Expenses      Retirement     Paid to Trustees
-------                -----                             ----------          --------      ----------     -------------------
Randall H. Talbot      Common Stock                             N/A               N/A             N/A
                       Taxable Bond                             N/A               N/A             N/A
                       Tax-Exempt Bond                          N/A               N/A             N/A
                       Managed Bond                             N/A               N/A             N/A
                       Money Market                             N/A               N/A             N/A
                       Total Compensation                       N/A               N/A             N/A                   $0


At February 24, 2003, the Trustees and Officers of each Trust as a group owned less than 1% of the outstanding shares of each Fund.

Mr. Talbot is an officer of various SAFECO companies and is not compensated by the Trusts. Similarly, the Officers of the Trusts receive no compensation for their services as Officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or Officers of the Trusts are compensated by the Trusts.

Under policies adopted by the Trusts, the initial sales charge on Advisor Class A shares of the Trusts' series funds are waived for current and retired officers, directors, trustees and employees of any of the Trusts, or of SAFECO Corporation or its affiliates. Amounts collected from initial sales charges are used to compensate brokers and their sales representatives for their sales efforts - including time spent educating their clients about the SAFECO Mutual Funds and advising them as to the Funds appropriate to meet their investment goals - an incentive to sell shares of the Funds to their clients for whom such Funds would be appropriate investments. These services and incentives are not believed to be necessary with respect to sales to the Trustees and Officers of the Trusts or to other SAFECO affiliates.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS

At February 24, 2003, SAFECO Corporation directly, or through its wholly owned subsidiaries, controlled the International, Balanced, Small Company Growth, U.S. Value, U.S. Growth, Managed Bond, and Intermediate-Term Municipal Bond Funds. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. SAFECO Corporation has its principal place of business at SAFECO Plaza, Seattle, WA 98185.

At February 24, 2003, SAFECO Corporation owned 28.24% of the International Fund's outstanding shares; 30.68% of the Balanced Fund's outstanding shares; 88.52% of the Small Company Growth's Fund's outstanding shares; 57.03% of the U.S. Value Fund's outstanding shares; 81.66% of the U.S. Growth Fund's outstanding shares; 34.78% of the Managed Bond Fund's outstanding shares; and 26.35% of the Intermediate-Term Municipal Bond Fund's outstanding shares.

At February 24, 2003, Wells Fargo & Company, through its subsidiary Wells Fargo Bank, N.A., controlled 34.52% of the International Fund's outstanding shares and 31.66% of the Small Company Value Fund's outstanding shares. Wells Fargo Bank, N.A, is Trustee for SAFECO 401(k) Savings Plan. Wells Fargo & Company is organized under the laws of Delaware and is registered as a financial holding company under the Bank Holding Act of 1956, as amended, and registered under the Gramm-Leach-Bliley Act. Its principal executive offices are at 420 Montgomery Street, San Francisco, California 94163.

At February 24, 2003, The Williams Companies, Inc. controlled 28.47% of the Money Market Fund's outstanding shares. The group's principal activities are energy marketing and trading, gas pipeline, and energy services. The company is organized under the laws of Delaware and its principal executive offices are at 1 Williams Center, Tulsa, OK 74172-0140.

Principal shareholders of a Fund may influence the outcome of a shareholder vote. However, on each proposal or sub-proposal, Fund shares controlled by SAFECO Corporation will be voted pro rata in accordance with the vote cast by other shareholders of the applicable Fund.


Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information provided to the Funds or contained in filings with the SEC regarding the beneficial ownership of shares of each Fund as of February 24, 2003 by each person who is known by each Fund to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Fund.

     Growth Opportunities Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      National Financial Services Corp.               1,868,736                   7.52%
      for the Exclusive Benefit of Our
      Customers
      Attn.:  Mutual Funds Dept. 5th Fl.
      200 Liberty St., 1 World Financial Center
      New York, NY  10281-1003


      Charles Schwab & Co. Inc.                       5,598,503                   22.53%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122


     Equity Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      Charles Schwab & Co. Inc.                       9,516,556                   19.27%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Dividend Income Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      Charles Schwab & Co. Inc.                       604,377                     7.03%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

      Wells Fargo & Company                           437,562                     5.09%
      420 Montgomery Street
      San Francisco, California 94163.


     Northwest Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      SAFECO Corp.                                    450,000                     10.08%
      SAFECO Plaza
      Seattle, WA  98185

     International Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      SAFECO Corp.                                    668,919                     28.24%
      SAFECO Plaza
      Seattle, WA  98185
      Wells Fargo & Company                           817,654                     34.52%
      420 Montgomery Street
      San Francisco, California 94163.


     Balanced Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      SAFECO Corp.                                    500,000                     30.68%
      SAFECO Plaza
      Seattle, WA  98185

     Small Company Value Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      Wells Fargo & Company                           983,669                     31.66%
      420 Montgomery Street
      San Francisco, California 94163.

      Charles Schwab & Co. Inc.                       419,369                     13.50%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

      National Financial Services Corp.               251,389                     8.09%
      for the Exclusive Benefit of Our
      Customers
      Attn.:  Mutual Funds Dept. 5th Fl.
      200 Liberty St., 1 World Financial Center
      New York, NY  10281-1003



     Small Company Growth Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      SAFECO Corp.                                    500,000                     88.52%
      SAFECO Plaza
      Seattle, WA  98185


     U.S. Value Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      SAFECO Corp.                                    480,000                     57.03%
      SAFECO Plaza
      Seattle, WA  98185

     U.S. Growth Fund
      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      SAFECO Corp.                                    500,000                     81.66%
      SAFECO Plaza
      Seattle, WA  98185

     Intermediate-Term U.S. Treasury Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      SAFECO Corp.                                    500,000                     18.58%
      SAFECO Plaza
      Seattle, WA  98185


     High-Yield Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      Charles Schwab & Co. Inc.                       1,126,809                   16.67%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122


     U.S. Government Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      Charles Schwab & Co. Inc.                       677,600                     11.56%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122


     Managed Bond Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      SAFECO Corp.                                    428,179                     34.78%
      SAFECO Plaza
      Seattle, WA  98185

      SAFECO Trust Company Custodian
      Theodore R. Lundberg IRA R/O
      305 NW 200th ST                                  63,269                     5.14%
      Shoreline WA  98177-2518


     California Tax-Free Income Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      Charles Schwab & Co. Inc.                       1,698,993                   22.37%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Municipal Bond Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      Charles Schwab & Co. Inc.                       2,019,421                   5.03%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122


     Intermediate-Term Municipal Bond Fund

      Name of Beneficial Owner                       Number of Shares             Percent of Fund
      SAFECO Corp.                                   397,434                      26.35%
      SAFECO Plaza
      Seattle, WA  98185
      Charles Schwab & Co. Inc.                      122,829                      8.14%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122
      William A. Helsell                             133,902                      8.88%
      10653 Culpepper Ct. N.W.
      Seattle, WA  98177-5319


     Money Market Fund

      Name of Beneficial Owner                       Number of Shares             Percent of Fund
      The Williams Companies, Inc.                   102,133,169                  28.47%
      ATTN: Lenore Dubaldo
      1 Williams Center
      Tulsa, OK 74172-0140

      SAFECO Insurance Co.                           18,394,110                   5.13%
      ATTN: Melanie Woods, MC3
      Adam Building 3
      4364 154th PL NE
      Redmond, WA  98052-5363



INVESTMENT ADVISORY AND OTHER SERVICES

SAFECO Asset Management Company (SAM), SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly owned subsidiaries of SAFECO Corporation. SAM is the investment advisor for each Fund, SAFECO Securities is the principal underwriter of each Fund, and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.

Code of Ethics. Section 17(j) of the Investment Company Act of 1940 (the "Act") generally prohibits the principal underwriter of a mutual fund, and any person affiliated with a mutual fund company, its investment advisor or principal underwriter, from engaging in any fraudulent conduct in connection with the person's purchase or sale of securities held or to be acquired by the fund. Each of the Trusts and their investment advisor and principal underwriter have adopted a joint Code of Ethics ("Code") under Rule 17j-1 of the Act, relating to the personal investment activities of SAFECO Mutual Funds personnel. In addition, the investment Sub-Advisors to the International Fund and to the U.S. Growth Fund and Small Company Growth Funds, have each adopted a Code of Ethics relating to the personal investment activities of its respective personnel.

A copy of each Trust's Code is publicly filed with the Securities and Exchange Commission (SEC) as an exhibit to the Trust's registration statement, and a copy of each Sub-Advisor's Code of Ethics is publicly filed with the SEC as an exhibit to the SAFECO Common Stock Trust's registration statement, and copies of each are available from the SEC. The Codes can be reviewed and copied at the SEC's Public Reference Room in Washington D.C., are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov., or may be obtained from the SEC (after paying a copying fee) by electonic request at the following email address: publicinfo@sec.gov, or by writing to the SEC at SEC Public Reference Section, Washington, D.C. 20549-0102. For information on the operation of the SEC's Public Reference Room, call the SEC at 1-202-942-8090.

The Code generally permits fund personnel to invest in securities for their own accounts, but regulates such investments by (i) individuals whose job functions involve either making or participating in securities transactions, or making or participating in recommendations concerning securities purchases or sales, and
(ii) those employees who in the course of their job functions are able to obtain information regarding a Fund's purchases or sales of securities ("access persons"). The Code (1) requires access persons to preclear securities trades, other than transactions involving open-end mutual fund shares and securities of certain government issuers, or transactions meeting certain de minimus amounts or other facts and circumstances determined by the Chief Investment Officer or the General Counsel to be exempt; (2) prohibits access persons from purchasing or selling any security they know is being purchased or sold, or considered for purchase or sale, by any series fund of the Trusts; and (3) requires access persons to comply with certain annual and quarterly reporting requirements relating to their securities holdings and transactions during the period.

In addition, the Code broadly bars all fund personnel from (1) engaging in personal trading when in possession of information concerning Fund trading decisions, (2) participating in any transaction involving a conflict of interest giving rise to a pecuniary interest in a transaction to which any investment client is a party, or in transactions which would create any personal benefit,
(3) accepting gifts or favors from any person who seeks to do business with the Trusts or any of their series Funds, or with SAM or SAFECO Securities. These prohibitions are not restricted to the group of Fund "access persons".

Each Sub-Advisor's Code of Ethics generally permits employees to invest in securities for their own accounts, but employees are not permitted to make such investments until first seeking the written approval of the firm's designated Compliance Officer. Such approval will generally not be granted (1) where the firm intends to purchase or sell the same security for a client account within seven days of the intended personal transaction, (2) where there is a pending order in the same security for any client, or (3) where the employee would profit from "short-term dealing" (purchase and sale within 60 days of one another) in the security. The Code of Ethics prohibits the Sub-Advisor's employees from participating in intial public offerings, and requires employees to disclose any ownership interest in a privately-held company if any investment in the same company is being considered for a client. In addition, the Code of Ethics requires the Sub-Advisors' employees to disclose their securities holdings within 10 days after they become employed at the firm, to report all securities holdings to the Compliance Officer on an annual basis, and to conduct all transactions through an associated broker.

Investment Advisory Services. Each Trust has entered into an investment management contract with the Advisor (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Advisor, in conjunction with any Sub-Advisory will; (a) furnish continuously an investment program for a Fund and determine, subject to the overall supervision and review of the Board of Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of a Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Advisor has entered into Sub-Advisory Agreements. Under these agreements the Sub-Advisor, subject to the review of the Board of Trustees and the overall supervision of the Advisor, is responsible for managing the investment operations of the Fund, the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investment policies and the purchase and sale of securities. The Sub-Advisor of a Fund maintains records, reports, and other information of the Fund(s) at its address of record to the extent such information is not maintained by SAM. Such records are available to and accessible by SAM.

With respect to the International Fund, SAM has a sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited ("Sub-Advisor"). The Sub-Advisor's address of record is its headquarters located at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm) that is located at 26 Fitzwilliam Place, Dublin, Ireland. The Sub-Advisor is an indirect, wholly owned subsidiary of Bank of Ireland (a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services), which is located at Lower Baggot Street, Dublin, Ireland. Bank of Ireland and its affiliates manage assets for clients worldwide in excess of $49 billion as of December 31, 2002. SAM paid the Sub-Advisor sub-advisory fees of ..60% of the average daily net assets of the International Fund for the year ended December 31, 2002.

With respect to the U.S. Growth and Small Company Growth Funds, SAM has a sub-advisory agreement with Dresdner RCM Global Investors LLC ("Sub-Advisor"), an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), which in turn is a wholly owned subsidiary of Allianz AG ("Allianz"). Allianz is an international financial services company whose address of record is its principal executive offices that are located at Koeniginstrasse 28, D-80802, Munich, Germany. As of December 31, 2002, Dresdner RCM Global Investors LLC has approximately $44.8 billion in assets under management and advice. SAM will pay the Sub-Advisor sub-advisory fees of 0.35% of the average daily net assets of the U.S. Growth Fund and 0.75% of the average daily net assets of the Small Company Growth Fund for the period ended December 31, 2002.


Boards of Trustees' Oversight and Review of Investment Advisory Agreements

The Funds' Boards of Trustees are responsible for overseeing the performance of the Funds' Investment Advisor and Sub-Advisors and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreements. The Boards have a standing request that the Advisor provide the Boards with certain information the Boards have deemed important to evaluating the short and long-term performance of the Advisor and Sub-Advisor. This information includes periodic performance analysis and status reports from the Advisor and quarterly portfolio and investment performance reports. The Funds' portfolio managers meet with the Boards from time to time to discuss the management and performance of the Funds and respond to the Boards' questions concerning the performance of the Advisor.

The Advisory Agreement and Sub-Advisory Agreements continue in effect from year to year, provided that its continuance is approved annually both by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. The agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of each affected Series and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

In determining to renew the Funds' Advisory Agreements and, if applicable, Sub-Advisory Agreements, the Trustees reviewed the existing Advisory Agreements and performance results for each Fund in comparison to their respective indexes and comparable funds in the industry from data provided by the Advisor and Sub-Advisor as well as published information from Lipper, Inc. and Morningstar, Inc. With respect to the U.S. Growth and Small Company Growth Funds, the Trustees also looked at related performance for all substantially similar accounts managed by the Sub-Advisor. In addition, the Boards considered the Advisor's performance improvement initiatives including risk analysis as well as overall performance measurements, peer review, realignment of portfolio manager assignments and implementation of a team management approach for several of the Funds.

The Trustees then reviewed the reasonableness of the fees in connection with the Advisory and Sub-Advisory Agreements by comparing the Advisor's fees, revenues, expenses and pre-tax profits to industry medians. The Trustees also requested and were provided information concerning cost allocations for SAFECO corporate resources provided to the Advisor.

After reviewing and discussing the above information with independent legal counsel the independent Trustees concluded that considering all the circumstances, and in their business judgement the most appropriate course of action in the best interest of the Fund's shareholders, was to renew the existing Advisory and Sub-Advisory Agreements. The continuation of the Advisory Agreements were then approved by all Trustees.

The Trustees later amended the Advisory Agreement and approved a Sub-Advisory Agreement with Dresdner RCM Global Investors LLC to reflect the addition of the U.S. Growth Fund and the Small Company Growth Fund. They followed the same process described above with the exception that the Trustees reviewed related performance for all substantially similar accounts managed by the Sub-Advisor since there was no actual historical performance of the Funds.

The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services:



Name                       Trusts                  SAM                     SAFECO Securities       SAFECO Services
----                       ------                 -----                    ----------------        ---------------
R.H. Talbot                Chairman and           ------------             --------------          Director
                           Trustee

K.A. Rowell                President and          -------------           President               President
                           Principal
                           Executive Officer

R.F.Harbin                 Sr.Vice President      Director                Director and             Director and
                                                                          Sr. Vice                 Sr. Vice
                                                                          President                President

D.H. Longhurst             Vice President,         Vice President,        Vice President,          Vice President,
                           Treasurer,              Treasurer,             Treasurer,               Treasurer,
                           Controller,             Controller, and        Controller,              Controller, and
                           Secretary and           Secretary              Secretary, and           Secretary
                           Principal Financial                            Financial
                           Officer                                        Principal

R.L.Spaulding              Vice President          Chairman and           Director                 Director
                                                   Director

S.C. Bauer                 ------------            President and           ------------            ------------
                                                   Director

D. Evans                   Assistant Controller    ------------            ------------            ------------


S.D. Collier               Assistant Secretary     Assistant Secretary     Assistant Secretary     Assistant Secretary

S. Tracey                  Assistant Secretary     Assistant Secretary     Assistant Secretary     Assistant Secretary


Mr. Talbot is President and Mr. Harbin is an Executive Vice President and Actuary of SAFECO Life Insurance Company. Mr. Spaulding is the Treasurer and a Vice President of SAFECO Corporation. Messrs. Talbot, Harbin, and Spaulding are also Directors of other SAFECO Corporation subsidiaries.

In connection with its investment advisory contract with each Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of each Trust and each Fund, which includes furnishing office facilities and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.

The Trust Instrument of each Trust provides that each Trust will indemnify its Trustees and its Officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined: by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel, that such Officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

SAM also serves as the investment advisor for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more Funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the Officers of the Funds involved to be equitable to each Fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another Fund.

For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range. Each Fund bears all expenses of its organization and operations not specifically assumed by SAM.




FUND                                      NET ASSETS                           ANNUAL FEE
----                                      ----------                           ----------
Growth Opportunities, Equity, Dividend    $0 - $250,000,000                    .70 of 1%
Income, Northwest,                        $250,000,001 - $750,000,000          .65 of 1%
Balanced and U.S. Value                   $750,000,001 - $1,250,000,000        .60 of 1%
                                          Over $1,250,000,00                   .55 of 1%
----------------------------------------- ------------------------------------ ----------------------

International*                            $0 - $250,000,000                    1.00 of 1%

                                          $250,000,001 - $750,000,000          .90 of 1%

                                          Over $750,000,000                    .80 of 1%
----------------------------------------- ------------------------------------ ----------------------

Small Company Value                       $0 - $250,000,000                    .75 of 1%

                                          $250,000,001 - $750,000,000          .70 of 1%

                                          $750,000,001 - $1,250,000,000        .65 of 1%

                                          Over $1,250,000,000                  .60 of 1%

----------------------------------------- ------------------------------------ ----------------------
----------------------------------------- ------------------------------------ ----------------------

FUND                                      NET ASSETS                           ANNUAL FEE
----------------------------------------- ------------------------------------ ----------------------

Small Company Growth*                     $0 - $250,000,000                    1.00 of 1%

                                          Over $250,000,000                    .80 of 1%
----------------------------------------- ------------------------------------ ----------------------

U.S. Growth*                              $0 - $250,000,000                    .80 of 1%

                                          $250,000,001 - $750,000,000          .75 of 1%

                                          $750,000,001 - $1,250,000,000        .70 of 1%

                                          Over $1,250,000,000                  .65 of 1%
----------------------------------------- ------------------------------------ ----------------------

High-Yield                                $0 - $250,000,000                    .65 of 1%

                                          $250,000,001 - $750,000,000          .55 of 1%

                                          Over $750,000,000                    .50 of 1%
----------------------------------------- ------------------------------------ ----------------------

Intermediate-Term U.S. Treasury and       $0 - $250,000,000                    .55 of 1%

U.S. Government                           $250,000,001 - $750,000,000          .50 of 1%

                                          $750,000,001 - $1,250,000,000        .45 of 1%

                                          Over $1,250,000,000                  .40 of 1%
----------------------------------------- ------------------------------------ ----------------------

Managed Bond                              $0 - $750,000,000                    .50 of 1%

                                          $750,000,001 - $1,250,000,000        .45 of 1%

                                          Over $1,250,000,000                  .40 of 1%
----------------------------------------- ------------------------------------ ----------------------
                                          $0 - $250,000,000                    .50 of 1%
California Tax-Free Income, Municipal     $250,001 - $750,000,000              .45 of 1%
Bond, and Intermediate-Term Municipal     Over $750,000,000                    .40 of 1%
Bond
----------------------------------------- ------------------------------------ ----------------------
                                          $0 - $250,000,000                    .50 of 1%
Money Market and Tax-Free Money Market    $250,000,001 - $750,000,000          .45 of 1%
                                          $750,000,001 - $1,250,000,000        .40 of 1%
                                          Over $1,250,000,000                  .35 of 1%

*Under the sub-advisory agreement between SAM and a Sub-Advisor, the Sub-Advisor is responsible for providing investment research and advice used to manage the investment portfolio of the Fund. In return, SAM (and not the respective Fund) pays the Sub-Advisor a fee in accordance with the following schedule:


         Fund                                        Net Assets                         Annual Fee
         ------------------------------------------ ----------------------------------- -----------------------
         International Fund                         $0 - $50,000,000                    .60 of 1%
                                                    $50,000,001 - $100,000,000          .50 of 1%
                                                    Over $ 100,000,000                  .40 of 1%
         ------------------------------------------ ----------------------------------- -----------------------
         Small Company Growth Fund                  $0 - $50,000,000                    .75 of 1%
                                                    $50,000,001 - $100,000,000          .55 of 1%
                                                    Over $ 100,000,000                  .40 of 1%
         ------------------------------------------ ----------------------------------- -----------------------
         U.S. Growth Fund                           $0 - $100,000,000                   .35 of 1%
                                                    $100,000,000-$250,000,000           .25 of 1%
                                                    Over $250,000,000                   .20 of 1%





The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years or periods ended December 31, 2002, 2001, and 2000:

------------------------------------------ --------------------- --------------------- ----------------------
Name of Fund                                  December 31, 2002     December 31, 2001      December 31, 2000
------------------------------------------ --------------------- --------------------- ----------------------
------------------------------------------ --------------------- --------------------- ----------------------
------------------------------------------ --------------------- --------------------- -----------------
Growth Opportunities Fund                            $4,046,000            $4,815,000        $5,076,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Equity Fund                                          $5,686,000            $7,964,000       $10,883,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Dividend Income Fund                                 $1,085,000            $1,356,000        $1,699,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Northwest Fund                                         $552,000              $728,000          $975,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
International Fund                                     $224,000              $312,000          $407,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Balanced Fund                                          $123,000              $130,000          $135,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Small Company Value Fund                               $271,000              $226,000          $210,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Small Company Growth Fund                               $54,000                $9,000               N/A
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
U.S. Value Fund                                         $59,000               $64,000           $66,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
U.S. Growth Fund                                        $38,000                $8,000               N/A
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
High-Yield Fund                                        $254,000              $391,000          $406,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Intermediate-Term U.S. Treasury Fund                   $140,000              $124,000          $108,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
U.S. Government Fund                                   $286,000              $237,000          $205,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Managed Bond Fund                                       $48,000               $42,000           $38,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
California Tax-Free Income Fund                        $475,000              $474,000          $457,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Municipal Bond Fund                                  $2,637,000            $2,509,000        $2,256,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Intermediate-Term Municipal Bond Fund                   $80,000               $76,000           $69,000
------------------------------------------ --------------------- --------------------- -----------------
------------------------------------------ --------------------- --------------------- -----------------
Money Market Fund                                    $1,533,000            $1,213,000        $1,185,000
------------------------------------------ --------------------- --------------------- -----------------
Tax-Free Money Market Fund                             $377,000              $377,000          $374,000
------------------------------------------ --------------------- --------------------- -----------------
 --------------------- --------------------- -----------------------------------------


Distribution Arrangements. SAFECO Securities, Inc., 4854 154th Place NE, Redmond, Washington, 98052, is the principal underwriter for each Fund and distributes the Advisor Class A, Class B, Class C and the Institutional Class and Investor Class shares of each Fund under Distribution Agreements with each Trust that require SAFECO Securities to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. SAFECO Securities is not compensated by the Trusts or the Funds for underwriting, distribution or other activities in connection with Institutional Class or Investor Class shares.

Each Trust, on behalf of the Advisor Class A, Class B and, if applicable, Class C shares (Common Stock Trust, Taxable Bond Trust, Tax-Exempt Bond Trust and Money Market Trusts only) of each Fund, has entered into a Distribution Agreement (each an "Agreement") with SAFECO Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Advisor Class A and Class B shares of each Fund. Each of the Common Stock Trust, Taxable Bond Trust, Tax-Exempt Bond Trust, and Money Market Trust have also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class C shares of certain Funds. The Rule 12b-1 plans with respect to the Advisor Class A, Class B and Class C shares are referred to, collectively, as the "Plans." Pursuant to the Plans, each Class pays SAFECO Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the class. Class B and C shares also pay SAFECO Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B and Class C shares, respectively. Although the Money Market Trust has adopted Plans with respect to the Advisor Class A, Class B and Class C shares of the Money Market Fund, the Money Market Trust's Board of Trustees and SAFECO Securities have agreed not to implement such Plans at this time. Thus, the Advisor Class A, Class B and Class C shares of the Money Market Fund do not currently pay service or distribution fees to SAFECO Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, SAFECO Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. SAFECO Securities will use the distribution fees under the Class B and Class C Plans to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B and Class C shares. In addition, SAFECO Securities will use the distribution fees under the Class B and Class C Plans to offset each Fund's marketing costs attributable to the Class B and Class C shares, respectively, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. SAFECO Securities also may use the distribution fee to pay other costs allocated to SAFECO Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses. SAFECO Securities, out of its own resources, will pay a brokerage commission equal to 4.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares, and equal to 1.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class C shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission, and broker-dealers, banks and other financial institutions who sell Class C shares of the Money Market Fund will receive the 1.00% brokerage commission, at the time the shareholder exchanges his or her Money Market Fund Class B or Class C shares, as the case may be, into shares of another Fund.

Among other things, each Plan provides that (1) SAFECO Securities will submit to each Trust's Board of Trustees at least quarterly, and the Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect so long as it is approved at least annually and any material amendment thereto is approved by each Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trusts and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at the meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of that Fund and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trusts shall be committed to the discretion of the Trustees who are not "interested persons" of the Trusts. In addition to the commissions and concessions described in the prospectus, SAFECO Securities may, at its expense, pay additional commissions or promotional incentives to dealers that sell shares of the Funds. Such additional commissions or incentives may be offered only to dealers which satisfy certain sales volume/growth criteria, or which meet other criteria SAFECO Securities establishes from time to time. In connection with such a marketing relationship, SAFECO Securities has agreed to pay WM Financial Services, Inc. additional compensation in the amount of .25% on new sales, other than sales of those Advisor Class A Shares which are sold at net asset value and shares of the Money Market Fund for which only .10% in additional compensation will be paid.

In reporting amounts expended under the Plans to each Trust's Board of Trustees, SAFECO Securities will allocate expenses attributable to the sale of Advisor Class A, Class B and Class C shares to such Advisor Class A, Class B or Class C based on the ratio of sales of shares of such class to the sales of all Advisor Class A, Class B and Class C shares. Expenses attributable to a specific class will be allocated to that class.

In approving the adoption of each Plan, each Trust's Board of Trustees determined that the adoption was in the best interests of the Funds' shareholders.

In the event that a Plan is terminated or not continued with respect to the Advisor Class A, Class B or Class C shares of any Fund, (i) no fees would be owed by a Fund to SAFECO Securities with respect to that class, and (ii) the Fund would not be obligated to pay SAFECO Securities for any amounts expended under the Plan not previously recovered by SAFECO Securities.

The Plans comply with rules of the National Association of Securities Dealers, Inc. which limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of that class, plus interest at the prime rate plus 1% per annum.

During the period they are in effect, the Plans and related Agreements obligate the Advisor Class A, Class B and Class C shares of the Funds to which they relate to pay service and distribution fees to SAFECO Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if SAFECO Securities' expenses exceed its service or distribution fees for any class, the Class will not be obligated to pay more than those fees and, if SAFECO Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-l Plan will pay the service and distribution fees to SAFECO Securities until either the applicable Plan or Agreement is terminated or not renewed.





(Distribution Arrangements)

For the fiscal year or period ended December 31, 2002, each Fund paid the following Rule 12b-1 fees to its principal underwriter/distributor to pay for such things as advertising, printing and mailing prospectuses, semi-annual reports and annual reports (other than to current shareholders), seminars, compensation to distributors to partially offset other marketing expenses, compensation to dealers, and compensation to sales personnel:


Fund Name                                           Class A               Class B      Class C
---------                                           -------               -------      -------
Growth Opportunities Fund                           $58,000              $111,000       $1,000
Equity Fund                                         $43,000              $131,000       $1,000
Dividend Income Fund                                 $2,000                $9,000       $1,000
Northwest Fund                                      $11,000               $46,000       $1,000
International Fund                                   $2,000                $8,000       $1,000
Balanced Fund                                        $4,000               $17,000          N/A
Small Company Value Fund                             $3,000               $13,000          N/A
Small Company Growth Fund                            $2,000                $9,000      $11,000
U.S. Value Fund                                      $1,000                $5,000          N/A
U.S. Growth Fund                                     $2,000                $9,000       $9,000
High-Yield Fund                                      $2,000                $8,000       $1,000
Intermediate-Term U.S. Treasury Fund                 $5,000               $14,000          N/A
U.S. Government Fund                                 $1,000                $3,000          N/A
Managed Bond Fund                                    $3,000                $9,000          N/A
California Tax-Free Income Fund                      $2,000               $12,000          N/A
Municipal Bond Fund                                  $4,000               $16,000          N/A
Intermediate-Term Municipal Bond Fund*                  N/A                   N/A          N/A
Money Market Fund                                       N/A                   N/A          N/A
Tax-Free Money Market Fund                              N/A                   N/A          N/A
*Advisor Class A, B and C shares were not offered by the Intermediate-Term Municipal Bond Fund until March 7, 2003.



Actual Rule l2b-1 fees by category paid by each Fund with regard to the Class A shares during the fiscal year or period ended December 31, 2002 are as follows:

Class A                                                                                  Dividend
                             Growth Opportunities Fund           Equity Fund          Income Fund           Northwest Fund
                             -------------------------           -----------          ------------          --------------
Advertising                                     $4,000                $4,000               $1,000                   $4,000

Printing and Mailing                            $5,000                $5,000               $2,000                   $5,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                          None                  None                 None                     None

Compensation to
Underwriters to
partially offset other
marketing expenses                                None                  None                 None                     None

Compensation to Dealers                        $59,000               $45,000               $1,000                  $10,000

Compensation to Sales
Personnel                                         None                  None                 None                     None









                                                                                   Small Company     Small Company Growth
Class A                        International Fund          Balanced Fund               Value Fund                     Fund
-------                        ------------------          --------------              ----------                     ----
Advertising                                $3,000                  $4,000                  $4,000                  $4,000

Printing and Mailing                       $3,000                  $5,000                  $4,000                  $3,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                     None                    None                    None                    None

Compensation to
Underwriters to
partially offset other                                                                                               None
marketing expenses                           None                    None                    None

Compensation to Dealers
                                           $3,000                  $4,000                  $4,000                  $3,000
Compensation to Sales
Personnel                                    None                    None                    None                    None














                                                                                                   Intermediate-Term U.S.
Class A                           U.S. Value Fund         U.S Growth Fund         High-Yield Fund            Treasury Fund
-------                           ---------------         ---------------         ---------------            -------------
Advertising                                  None                  $3,000                  $2,000                   $4,000

Printing and Mailing                       $1,000                  $2,000                  $3,000                   $5,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                     None                    None                    None                     None

Compensation to
Underwriters to
partially offset other
marketing expenses                           None                    None                    None                     None

Compensation to Dealers
                                             None                  $3,000                    None                   $5,000
Compensation to Sales
Personnel                                    None                    None                    None                     None








                                                                             California Tax-Free
Class A                       U.S. Government Fund*      Managed Bond Fund            Income Fund      Municipal Bond Fund
-------                       --------------------       -----------------            -----------      -------------------
Advertising                                  $1,000                 $4,000                 $1,000                   $4,000

Printing and Mailing
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)                                $1,000                 $4,000                 $1,000                   $5,000

Seminars                                       None                   None                   None                     None

Compensation to
Underwriters to
partially offset other
marketing expenses                             None                   None                   None                     None
Compensation to Dealers
                                               None                 $4,000                   None                   $5,000
Compensation to Sales
Personnel                                      None                   None                   None                     None








Class A                        Intermediate-Term        Money Market Fund
                             Municipal Bond Fund*
                            ---------------------       -----------------
Advertising                                                        $4,000

Printing and Mailing
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders) $5,000

Seminars                                                             None

Compensation to
Underwriters to
partially offset other
marketing expenses
                                                                     None
Compensation to Dealers
                                                                     None
Compensation to Sales
Personnel                                                            None
*Advisor Class A shares of the Intermediate-Term Municipal Bond Fund were not offered until March 7, 2003









Actual Rule 12b-1 fees by category paid by each Fund with regard to the Class B shares during the year or period ended December 31, 2002 are as follows:

                                       Growth Opportunities                                  Dividend       Northwest
Class B                                                 Fund          Equity Fund         Income Fund            Fund
-------                                                 ----          -----------         -----------            ----
Advertising                                           $4,000               $4,000              $3,000          $4,000

Printing and Mailing                                  $5,000               $5,000              $3,000          $5,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None                None            None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None                None            None

Compensation to Dealers                              $27,000              $26,000              $3,000         $10,000

Compensation to Sales                                $36,000              $35,000              $2,000         $11,000
Personnel










                                                                                     Small Company         Small Co.
                           Class B       International Fund         Balanced Fund        Value Fund       Growth Fund
                                         ------------------         -------------    --------------       ------------
Advertising                                           $3,000               $4,000            $4,000            $4,000

Printing and Mailing                                  $2,000               $5,000            $5,000            $3,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)


Seminars                                                None                 None              None              None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None              None              None

Compensation to Dealers                               $2,000               $4,000            $4,000            $3,000

Compensation to Sales Personnel                       $3,000               $7,000            $7,000              None



                                                                 U.S. Growth Fund          High-Yield    Intermediate-Term
Class B                                     U.S. Value Fund                                     Fund    U.S. Treasury Fund
-------                                     ----------------     ----------------               -----   ------------------
Advertising                                             None               $2,000              $1,000                $4,000

Printing and Mailing                                  $1,000               $2,000              $1,000                $4,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars

Compensation to Underwriters to
partially offset other marketing
expenses

Compensation to Dealers                                 None               $2,000              $2,000                $3,000

Compensation to Sales Personnel                       $2,000                 None              $1,000                $5,000


                                                               Managed Bond Fund    Municipal Bond       California Tax-Free
Class B                                U.S. Government Fund*                                   Fund                Income Fud
-------                                --------------------   ------------------               ----                ----------
Advertising                                             None               $4,000            $4,000                  $4,000

Printing and Mailing                                  $1,000               $3,000            $4,000                  $3,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars

Compensation to Underwriters to
partially offset other marketing
expenses

Compensation to Dealers                                 None               $4,000            $4,000                  $4,000

Compensation to Sales                                 $1,000               $3,000            $4,000                  $1,000
Personnel




Class B                             Intermediate-Term  Money Market Fund
                                      Municipal Bond
                                                Fund*
                                   ------------------  ------------------
Advertising                                                        $4,000

Printing and Mailing                                               $3,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars

Compensation to Underwriters to
partially offset other marketing
expenses

Compensation to Dealers                                              None

Compensation to Sales                                                None
Personnel

*Advisor Class B shares of the Intermediate-Term Municipal Bond Fund were not offered until March 7, 2003








Actual Rule 12b-1 fees by category paid by each Fund with regard to the Class C shares during the year or period ended December 31, 2002.


Class C                                Growth Opportunities                                 Dividend   Northwest Fund
                                                        Fund          Equity Fund         Income Fund
                                        --------------------         ------------         -----------  ---------------
Advertising                                             None                 None                None            None

Printing and Mailing                                  $1,000               $1,000              $1,000          $1,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None                None            None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None                None            None

Compensation to Dealers                                 None                 None                None            None

Compensation to Sales
Personnel                                               None                 None                None            None








Class C                                                            Small Company     U.S. Growth Fund     High-Yield
                                         International Fund           Growth Fund                                Fund
Advertising                                             None               $4,000              $3,000            None

Printing and Mailing                                  $1,000               $3,000              $2,000            None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None                None            None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None                None            None

Compensation to Dealers                                 None               $1,000              $2,000            None

Compensation to Sales
Personnel                                               None                 None                None            None







Class C                             Intermediate-Term  Money Market Fund
                                    Municipal Bond
                                    Fund*
Advertising                                      None                None

Printing and Mailing
prospectuses, semi-annual reports
and annual reports (other than to                None                None
current shareholders)

Seminars                                         None                None

Compensation to Underwriters to
partially offset other marketing
expenses                                         None                None

Compensation to Dealers                          None                None

Compensation to Sales
Personnel                                        None                None

*Advisor Class C shares of the Intermediate-Term Municipal Bond Fund were not offered until March 7, 2003






The following chart reflects the total sales charges paid in connection with the sale of Advisor Class A shares of each Fund and the amount retained by SAFECO
Securities during the fiscal years or periods ended December 31, 2002, December
31, 2001 and December 31, 2000:


                               2002             2002              2001             2001             2000              2000
                                              Amount                             Amount                             Amount
Fund Name              Sales Charge        Retained       Sales Charge        Retained      Sales Charge         Retained
---------              ------------        ---------      ------------        ---------     ------------         --------
Growth                      $39,000               $0           $62,000           $8,000         $121,000            $7,000
Opportunities Fund
Equity Fund                 $32,000               $0           $55,000           $8,000         $119,000           $22,000
Dividend Income              $4,000           $3,000            $2,000               $0           $3,000                $0
Fund
Northwest Fund              $18,000           $9,000           $23,000           $3,000          $81,000           $11,000
International Fund           $6,000           $4,000           $44,000           $8,000           $6,000            $1,000
Balanced Fund               $12,000          $10,000            $5,000           $1,000           $7,000            $1,000
Small Company                $9,000           $5,000            $5,000           $1,000           $3,000                $0
Value Fund
Small Company                $1,000               $0            $2,000               $0              N/A               N/A
Growth Fund*
U.S. Value Fund              $4,000           $4,000            $2,000               $0           $2,000                $0
U.S. Growth Fund*            $2,000           $1,000            $1,000               $0              N/A               N/A







                               2002             2002              2001             2001             2000              2000
                                              Amount                             Amount                             Amount
Fund Name              Sales Charge        Retained       Sales Charge        Retained      Sales Charge         Retained
---------              ------------        ---------      ------------        ---------     ------------         --------
High-Yield Fund              $5,000           $2,000           $12,000           $2,000          $14,000            $4,000
Intermediate-               $10,000           $7,000            $6,000           $1,000           $2,000                $0
Term U.S Treasury
Fund
U.S. Government             $16,000           $4,000            $1,000               $0               $0                0%
Fund*
Managed Bond Fund           $10,000           $4,000            $9,000           $1,000           $6,000            $3,000
California
Tax-Free Income                  $0               $0                $0               $0           $2,000                $0
Fund
Municipal Bond               $6,000           $2,000           $11,000           $3,000          $10,000            $1,000
Fund
Intermediate-Term               N/A              N/A               N/A              N/A              N/A               N/A
Municipal Bond
Fund*
Money Market Fund               N/A              N/A               N/A              N/A              N/A               N/A
Tax-Free Money                  N/A              N/A               N/A              N/A              N/A               N/A
Market Fund
*Advisor Class A shares of the U.S. Government Fund were not offered until May 1, 2000. Advisor Class A shares of the Small Company Growth and U.S.
Growth Funds were not offered until October 31, 2001. Advisor Class A shares of the Intermediate-Term Municipal Bond Fund were not offered until March 7, 2003.

The following chart reflects the contingent deferred sales charges paid by Advisor Class A, Class B and Class C shareholders on redemptions during the fiscal years or periods ended December 31, 2002, December 31, 2001, and December
31, 2000:

Fund Name                                                          2002             2001              2000
---------                                                          ----             ----              ----
Growth Opportunities Fund*                                      $23,000          $30,000           $36,000
Equity Fund*                                                    $44,000          $43,000           $88,000
Dividend Income Fund*                                            $5,000           $2,000            $2,000
Northwest Fund*                                                 $21,000          $26,000           $68,000
International Fund*                                              $3,000         $146,000            $6,000
Balanced Fund                                                    $7,000           $6,000            $8,000
Small Company Value Fund                                         $4,000           $2,000            $4,000
Small Company Growth Fund*                                       $1,000               $0               N/A
U.S. Value Fund                                                  $1,000           $3,000            $2,000
U.S. Growth Fund*                                                    $0               $0               N/A
High-Yield Fund*                                                 $3,000           $2,000            $3,000
Intermediate-Term U.S. Treasury Fund                             $2,000           $2,000            $1,000
U.S. Government Fund*                                                $0               $0                $0
Managed Bond Fund                                                $2,000          $11,000                $0
California Tax-Free Income Fund                                 $23,000          $33,000           $25,000
Municipal Bond Fund                                              $1,000          $40,000            $2,000
Intermediate-Term Municipal Bond Fund*                              N/A              N/A               N/A
Money Market Fund*                                                  N/A              N/A               N/A
Tax-Free Money Market Fund*                                         N/A              N/A               N/A

*Advisor Class C shares were not offered until May 1, 2000.  Advisor Class A and
Advisor Class B shares of the U.S. Government Fund were not offered until May 1,
2000.  Advisor  Class A, Advisor Class B and Advisor Class C shares of the Small
Company  Growth and U.S.  Growth Fund were not offered  until  October 31, 2001.
Advisor   Class  A,  Advisor   Class  B  and  Advisor  Class  C  shares  of  the
Intermediate-Term Municipal Bond Fund were not offered until March 7, 2003.


Administration and Fund Accounting Agreement. The Administration and Fund Accounting Agreement between each Fund and SAM is a service contract and not an investment advisory agreement (the "Agreement"). Under the Agreement, SAM will serve as each Fund's accounting agent and administrator, performing such functions as: calculate the net asset value of each Fund's accounting agent and financial records, prepare the financial statements semiannually, making regulatory filings, and coordinate contractual relationships and communications between each Fund and its service providers. Under the Agreement, each Fund will pay SAM an administrative services fee of 0.05% of the average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

The following table shows the fees paid by the following Funds to SAM during the fiscal year or period ended December 31, 2002, December 31, 2001 and December 31, 2000:

                                              Fiscal Year ended     Fiscal Year ended     Fiscal Year ended
Fund Name                                     December 31, 2002     December 31, 2001     December 31, 2000
Growth Opportunities Fund                              $261,000              $285,000              $292,000
Equity Fund                                            $313,000              $390,000              $494,000
Dividend Income Fund                                   $140,000              $172,000              $188,000
Northwest Fund                                          $71,000               $94,000              $125,000
International Fund                                      $20,000               $28,000               $37,000
Balanced Fund                                           $16,000               $17,000               $17,000
Small Company Value Fund                                $33,000               $27,000               $25,000
Small Company Growth Fund                                $5,000                $1,000                   N/A
U.S. Value Fund                                          $8,000                $8,000                $9,000
U.S. Growth Fund                                         $4,000                $1,000                   N/A
High-Yield Fund                                         $35,000               $54,000               $56,000
Intermediate-Term U.S. Treasury Fund                    $23,000               $20,000               $18,000
U.S. Government Fund                                    $47,000               $39,000               $34,000
Managed Bond Fund                                        $9,000                $8,000                $7,000
California Tax-Free Income Fund                         $85,000               $85,000               $82,000
Municipal Bond Fund                                    $252,000              $246,000              $234,000
Intermediate-Term Municipal Bond Fund                   $14,000               $14,000               $13,000
Money Market Fund                                      $203,000              $189,000              $187,000
Tax-Free Money Market Fund                              $68,000               $68,000               $67,000



Custodian. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02170, is the custodian of the securities, cash and other assets of each Fund (except the International Fund) under an agreement with each Trust. JP Morgan Chase Bank, 1211 Avenue of the Americas, New York, New
York, is the custodian of the securities, cash and other assets of the International Fund. JP Morgan Chase Bank, has entered into sub-custodian agreements with several foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Independent Auditor. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104, is the independent auditor of each Fund's financial statements.

Transfer Agent. SAFECO Services Corporation, 4854 154th PL NE, Redmond, Washington 98052, is the transfer, dividend and distribution disbursement and shareholder servicing agent for the Advisor Class A, Class B, Class C Institutional Class and Investor Class shares of each Fund under an agreement with each Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's Advisor Class A, Class B, Class C Institutional Class and Investor Class shareholders, records of transactions involving each Fund's Advisor Class A, Class B, Class C Institutional and Investor Class shares, and the compilation, distribution, or reinvestment of income dividends and capital gain distributions.

SAFECO Services is paid a fee for these services equal to $28.00 per Stock Fund shareholder account, $32.00 per Bond Fund, Tax-Exempt Bond Fund and Managed Bond Fund shareholder account, and $34.00 per Money Market Fund shareholder account, but not to exceed .30% of each such Fund's average net assets. Effective September 1, 2002, the .30% cap is eliminated, however this is not expected to impact the overall expenses of the Funds.


The following table shows the fees paid by the following Funds to SAFECO Services during the fiscal years ended December 31, 2002, December 31, 2001, and December 31, 2000:

                                                      Fiscal Year Ended    Fiscal Year or Period Ended    Fiscal Year Ended
Fund Name                                             December 31, 2002              December 31, 2001    December 31, 2000
---------                                             -----------------              -----------------    -----------------

Growth Opportunities Fund                                    $1,861,000                     $1,969,000           $2,267,000
Equity Fund                                                  $2,373,000                     $2,851,000           $3,715,000
Dividend Income Fund                                           $373,000                       $426,000             $559,000
Northwest Fund                                                 $253,000                       $305,000             $348,000
International Fund                                              $86,000                        $97,000             $122,000
Balanced Fund                                                   $52,000                        $54,000              $59,000
Small Company Value Fund                                       $120,000                        $89,000              $85,000
Small Company Growth Fund*                                       $2,000                            N/A                  N/A
U.S. Value Fund                                                 $18,000                        $21,000              $24,000
U.S. Growth Fund*                                                $2,000                            N/A                  N/A
High-Yield Fund                                                $115,000                       $133,000             $144,000
Intermediate-Term U.S. Treasury Fund                            $43,000                        $38,000              $51,000
U.S. Government Fund                                            $72,000                        $67,000              $72,000
Managed Bond Fund                                               $21,000                        $18,000              $17,000
California Tax- Free Income Fund                                $69,000                        $73,000              $74,000
Municipal Bond Fund                                            $303,000                       $286,000             $279,000
Intermediate-Term Municipal Bond Fund                            $9,000                         $9,000               $9,000
Money Market Fund                                              $467,000                       $629,000             $713,000
Tax-Free Money Market Fund                                      $42,000                        $47,000              $51,000
*Inception date of the Funds was October 31, 2001.

BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchange of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

SAM determines the broker-dealers through whom securities transactions for the Funds are executed. SAM may select a broker-dealer who may receive a commission for portfolio transactions exceeding the amount another broker-dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker-dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office.

Research services are used in advising all accounts, including accounts advised by related persons of SAM, and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker-dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes a review of what competing broker-dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

The following table states the total amount of brokerage expenses for the following Funds for the fiscal years or periods ended December 31, 2002, December 31, 2001 and December 31, 2000:

                                                      Fiscal Year Ended   Fiscal Year or Period Ended     Fiscal Year Ended
Fund Name                                             December 31, 2002             December 31, 2001     December 31, 2000
---------                                             -----------------             -----------------     -----------------
Growth Opportunities Fund                                    $1,508,000                      $834,000            $1,023,000
Equity Fund                                                  $1,448,000                      $983,000            $1,597,000
Dividend Income Fund                                           $105,000                      $285,000              $344,000
Northwest Fund                                                  $75,000                       $98,000               $85,000
International Fund                                              $10,000                      $142,000               $38,000
Balanced Fund                                                   $12,000                       $11,000               $17,000
Small Company Value Fund                                       $111,000                      $119,000               $77,000
Small Company Growth Fund*                                      $48,000                        $8,000                   N/A
U.S. Value Fund                                                  $9,000                        $9,000               $13,000
U.S. Growth Fund*                                                $4,000                        $3,000                   N/A
*Inception date of the Small Company Growth Fund and U.S. Growth Fund is October 31, 2001.



TAX INFORMATION

GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, a Fund (1) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (3) must satisfy certain diversification requirements. Each Fund intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and distributions that otherwise would be "exempt-interest dividends," described below, as dividends (that is ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

All or part of the dividends paid by a Fund will qualify as "exempt-interest dividends," and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Tax-Exempt Bond Fund and the Tax-Free Money Market Fund (collectively "Tax-Exempt Funds") intends to continue to satisfy this requirement. The aggregate dividends excludable from a Tax-Exempt Bond Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Tax-Exempt Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

The Funds will be subject to a 4% nondeductible federal excise tax ("Excise Tax") on certain amounts not distributed on a timely basis in accordance with annual minimum distribution requirements. The Funds intend to seek to avoid the excise tax liability by satisfying the distribution requirements.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of exempt-interest dividends received on those shares and any part of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution (other than an exempt-interest dividend) the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

Each Fund is required to withhold 30% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and those distributions payable to such shareholders who otherwise are subject to backup withholding.

No portion of the dividends or other distributions paid by any Fund other than a series of the Common Stock Trust is eligible for the dividends-received deduction allowed to corporations.

SPECIAL TAX CONSIDERATIONS - INVESTMENT IN DERIVATIVES
(ALL FUNDS)

Purchasing and writing (selling) options involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options derived by a Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option or short sale or, in the case of the International Fund, a futures or forward contract) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

SPECIAL TAX CONSIDERATIONS - HEDGING

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts derived by the Funds with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures and foreign currency contracts in which the International Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by a Fund at the end of each taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. The Funds may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that a Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

SPECIAL TAX CONSIDERATIONS - INVESTMENT IN FOREIGN SECURITIES

The International Fund and any other Fund that invests in foreign securities may be required to pay income, withholding, or other taxes to a foreign government. If so, the taxes will reduce the Fund's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be 30%. Amounts withheld for foreign taxes will reduce the amount of dividend distributions to shareholders.

The International Fund intends to make an election that will allow shareholders to claim an offsetting credit or deduction on their tax return for their share of foreign taxes paid by the Fund. Pursuant to this election, which the International Fund may make if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund would treat foreign income and withholding taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Gains or losses resulting from exchange rate fluctuations between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward currency contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security also are treated as ordinary gain or loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund's distributions exceed its taxable income in any year because of currency-related losses or otherwise, all or a portion of its dividends may be treated as a return of capital to its shareholders for tax purposes. To minimize the risk of a return of capital, a Fund may adjust its dividends to take currency fluctuations into account, causing the dividends to vary. Any return of capital will reduce the cost basis of a shareholder's shares, resulting in a higher capital gain or lower capital loss when the shareholder sells the shares.

PFICs. Certain Funds may invest in the stock of PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder that, in general, meets either of the following tests: (l) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

SPECIAL TAX CONSIDERATIONS - HIGH-YIELD FUND, INTERMEDIATE-TERM U.S TREASURY FUND, U.S. GOVERNMENT FUND AND MANAGED BOND FUND

The High-Yield and Managed Bond Funds may acquire zero coupon or other securities issued with original issue discount (OID). As a holder of such securities, each Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the High-Yield Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

SPECIAL TAX CONSIDERATIONS - TAX-EXEMPT BOND FUNDS

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Bond Fund generally is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisors before purchasing shares of any Tax-Exempt Bond Fund. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.

Each Tax-Exempt Bond Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID ("municipal market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above. A Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In the future, proposals may be introduced before Congress for the purpose of restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Bond Fund and the value of its portfolio would be affected. In that event, each Tax-Exempt Bond Fund would review its investment objectives and policies.

CALIFORNIA STATE AND LOCAL TAX MATTERS

If the California Tax-Free Income Fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the Fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a Fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. Each Fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Tax-Free Income Fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of a Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

A Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of a Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of a Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisors for more detailed information concerning California tax matters.

SIGNIFICANT PORTFOLIO TURNOVER

During 2002, the High-Yield Bond Fund experienced higher than normal sales and redemptions of Fund shares causing increased purchases and sales of underlying portfolio securities.

During 2002, the Small Company Growth Fund experienced a portfolio management change, which led to a rebalancing of the portfolio, causing the portfolio turnover to increase considerably.

During 2001, the International and High-Yield Bond Funds experienced higher than normal sales and redemptions of Fund shares causing increased purchases and sales of underlying portfolio securities.

CAPITAL LOSS CARRYFORWARDS

At December 31, 2002, these Funds had the following amounts of accumulated net realized losses on investment transactions that represented capital loss carryforwards for Federal income tax purposes, which expire as follows:

                                                   Amount (in thousands)        Expiration Dates
  Growth Opportunities Fund                                   $92,426,000              2007-2010
  Equity Fund                                                 $43,969,000              2009-2010
  Dividend Income Fund                                         $5,636,000              2008-2010
  Northwest Fund                                              $11,625,000              2008-2010
  International Fund                                           $5,685,000              2009-2010
  Balanced Fund                                                  $786,000              2008-2010
  Small Company Value Fund                                     $6,740,000              2006-2010
  U.S. Value Fund                                                $673,000              2008-2010
  Small Company Growth Fund                                      $778,000                   2010
  U.S. Growth Fund                                               $451,000                   2010
  High-Yield Fund                                             $25,663,000              2004-2010
  U.S. Government Fund                                         $2,111,000              2003-2010
  Managed Bond Fund                                              $330,000              2007-2010



RETIREMENT PLANS

Shares of any Fund (other than a Tax-Exempt Bond Fund and Tax-Free Money Market
Fund) may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A, or 530 of the Code, as well as for qualified retirement plans described in Code section 401 and custodial accounts complying with Code section 403(b)(7). Different tax treatment, including penalties and certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts that maintain a qualified tax status. Shareholders should consult their tax advisers for more information.

WITHHOLDING. Eligible rollover distributions from qualified retirement plans and 403(b)(7) accounts are subject to mandatory income tax withholding at a rate of 20% unless the distribution is directly rolled over to an eligible retirement plan or to an IRA. Distributions that do not qualify as eligible rollover distributions and distributions from IRAs are generally subject to income tax withholding at a rate of 10% or, unless the participant holder elects to waive or increase the withholding. If it is reasonable to believe that a distribution is non-taxable, such as certain distributions from Roth IRAs, the distribution is exempt from withholding. Withholding is not required for distributions from a Coverdell Education Savings Account.

FINANCIAL STATEMENTS


The following financial statements of each Trust and the report thereon of Ernst &Young LLP, independent auditor, are included in each respective Trust's 2002 Annual Report (filed electronically for each Trust on or about February 28, 2003, file numbers 811-03347, 811-06667, 811-06167, 811-05574, and 811-07300),
and are incorporated herein by reference.

          Portfolio of Investments as of December 31, 2002
          Statement of Assets and Liabilities as of December 31, 2002 Statement of Operations for the Year Ended December 31, 2002 Statements of Changes in Net Assets for the Year Ended December 31, 2002 and December 31, 2001
          Notes to Financial Statements


Copies of each Trust's annual report for shares of the Advisor Class A, Advisor Class B, and Advisor Class C and the No-Load Class (renamed "Investor" Class effective May 1, 2002), accompany this SAI. Additional copies may be obtained by writing to the address on the first page of this SAI or by calling SAFECO Services. To request information on Advisor Class A, Class B and Class C shares, call nationwide at l-800-528-6501. To request information on Investor Class shares and Institutional Class shares, call nationwide at 1-800-624-5711.

DESCRIPTION OF RATINGS

Ratings by Moody's, S&P and Fitch represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

COMMERCIAL PAPER AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

PREFERRED STOCK RATINGS

Generally, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. A preferred stock rating differs from a bond rating since it is assigned to an equity issue which is different from, and subordinate to, a debt issue.

MOODY'S

aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated "baa" is considered to be an upper-medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates that an issue ranks in the lower end of its generic rating category.

S&P
Please see rating definitions for S&P under "Bond Ratings."

BOND RATINGS

MOODY'S

Investment Grade:

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Investment Grade:

AAA --An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade :

BB, B, CCC -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C -- A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-): To provide more detailed indications of quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


FITCH

Investment Grade:

AAA - AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.

AA - AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments.

A - A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, however, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Below Investment Grade:

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics and a possibility of credit risk, ranging from a possibility of credit risk at BB, to a significant credit risk at B, to a high default risk at CCC, CC and C.

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.


MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade (MIG).

MIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2-- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3-- This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P

Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH

F1 - Indicates the best capacity for timely payment of financial commitments.

F2 - A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.